Exhibit 4.1


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                                IP HOLDINGS LLC,
                                    as Issuer



                                       and



                            WILMINGTON TRUST COMPANY,
                                   as Trustee





                           THIRD AMENDED AND RESTATED
                                    INDENTURE


                          Dated as of September 1, 2005







                                  $103,000,000
                       IP HOLDINGS LLC ASSET-BACKED NOTES




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                                TABLE OF CONTENTS

                                                                                                               Page

PRELIMINARY STATEMENT............................................................................................2

GRANTING CLAUSES.................................................................................................2

ARTICLE I. DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...............................................2

         Section 1.1. Definitions................................................................................2

         Section 1.2. Acts of Noteholders........................................................................2

         Section 1.3. Notices, etc. to Trustee, Issuer and IPHM..................................................2

         Section 1.4. Notices to Noteholders; Waiver.............................................................2

         Section 1.5. Effect of Headings and Table of Contents...................................................2

         Section 1.6. Successors and Assigns.....................................................................2

         Section 1.7. Severability...............................................................................2

         Section 1.8. Benefits of Indenture......................................................................2

         Section 1.9. Governing Law..............................................................................2

         Section 1.10. Counterparts..............................................................................2

         Section 1.11. Consents..................................................................................2

         Section 1.12. Effective Date............................................................................2

ARTICLE II. NOTE FORM............................................................................................2

         Section 2.1. Form Generally.............................................................................2

         Section 2.2. Form of Note...............................................................................2

ARTICLE III. THE NOTES...........................................................................................2

         Section 3.1. Designation of Notes; Certain Related Provisions...........................................2

         Section 3.2. Denominations..............................................................................2

         Section 3.3. Execution, Authentication, Delivery and Dating.............................................2

         Section 3.4. Registration, Registration of Transfer and Exchange........................................2

         Section 3.5. Limitation on Transfer and Exchange........................................................2

         Section 3.6. Mutilated, Destroyed, Lost or Stolen Notes.................................................2

         Section 3.7. Payment of Principal and Interest..........................................................2

         Section 3.8. Persons Deemed Owners......................................................................2

         Section 3.9. Cancellation...............................................................................2

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ARTICLE IV. DELIVERY OF THE NOTES................................................................................2

ARTICLE V. SATISFACTION AND DISCHARGE............................................................................2

         Section 5.1. Satisfaction and Discharge of Indenture....................................................2

         Section 5.2. Application of Trust Money.................................................................2

         Section 5.3. Discharge of Security Interest.............................................................2

ARTICLE VI. EVENTS OF DEFAULT AND REMEDIES.......................................................................2

         Section 6.1. Events of Default..........................................................................2

         Section 6.2. Acceleration of Maturity, Rescission and Annulment.........................................2

         Section 6.3. Remedies...................................................................................2

         Section 6.4. Trustee May File Claim.....................................................................2

         Section 6.5. Trustee May Enforce Claims Without Possession of Notes.....................................2

         Section 6.6. Allocation of Money Collected..............................................................2

         Section 6.7. Limitation on Suits........................................................................2

         Section 6.8. Unconditional Right of Noteholders to Receive Principal and Interest.......................2

         Section 6.9. Restoration of Rights and Remedies.........................................................2

         Section 6.10. Rights and Remedies Cumulative............................................................2

         Section 6.11. Delay or Omission Not Waiver..............................................................2

         Section 6.12. Control by Noteholders....................................................................2

         Section 6.13. Waiver of Past Defaults...................................................................2

         Section 6.14. Undertaking for Costs.....................................................................2

         Section 6.15. Waiver of Stay or Extension Laws..........................................................2

         Section 6.16. Sale of Collateral........................................................................2

         Section 6.17. Action on Notes...........................................................................2

ARTICLE VII. THE TRUSTEE; RESIGNATION OF TRUSTEE AND SUCCESSOR TRUSTEE...........................................2

         Section 7.1. Certain Duties and Responsibilities of Trustee.............................................2

         Section 7.2. Notice of Default, Cure or Waiver..........................................................2

         Section 7.3. Certain Rights of Trustee..................................................................2

         Section 7.4. Not Responsible for Recitals or Issuance of Notes..........................................2

         Section 7.5. May Hold Notes.............................................................................2

         Section 7.6. Money Held in Trust........................................................................2

         Section 7.7. Compensation and Reimbursement.............................................................2

         Section 7.8. Corporate Trustee Requirement Eligibility..................................................2

         Section 7.9. Resignation and Removal; Appointment of Successor..........................................2



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         Section 7.10. Acceptance of Appointment by Successor....................................................2

         Section 7.11. Merger, Conversion, Consolidation or Succession to Business of Trustee....................2

         Section 7.12. Co-trustees and Separate Trustees.........................................................2

         Section 7.13. Rights of Trustee in Capacity of Payment Agent, Transfer Agent or Registrar...............2

ARTICLE VIII. CONSOLIDATION AND MERGER...........................................................................2

ARTICLE IX. SUPPLEMENTAL INDENTURES..............................................................................2

         Section 9.1. Supplemental Indentures Only with Consent of Noteholders...................................2

         Section 9.2. Execution of Supplemental Indentures.......................................................2

         Section 9.3. Effect of Supplemental Indentures..........................................................2

         Section 9.4. Reference in Notes to Supplemental Indenture...............................................2

         Section 9.5. Solicitation of Holders of Notes...........................................................2

ARTICLE X. REDEMPTION OF NOTES...................................................................................2

         Section 10.1. Redemption at the Option of the Issuer....................................................2

         Section 10.2. Notice of Redemption by the Issuer........................................................2

         Section 10.3. Deposit of the Redemption Price...........................................................2

         Section 10.4. Notes Payable on Redemption Date; Less than All Notes to be Redeemed......................2

         Section 10.5. Defeasance................................................................................2

ARTICLE XI. REPRESENTATIONS, WARRANTIES AND COVENANTS............................................................2

         Section 11.1. Payment of Principal and Interest.........................................................2

         Section 11.2. Maintenance of Office or Agency...........................................................2

         Section 11.3. Money for Note Payments to Be Held in Trust...............................................2

         Section 11.4. Continued Existence; Observance of Organizational Documents...............................2

         Section 11.5. Protection of Collateral..................................................................2

         Section 11.6. Biennial Opinion as to Collateral.........................................................2

         Section 11.7. Negative Covenants........................................................................2

         Section 11.8. Statement as to Compliance................................................................2

         Section 11.9. Inspection................................................................................2

         Section 11.10. Limited Purpose..........................................................................2

         Section 11.11. Issuer Ownership.........................................................................2

         Section 11.12. Enforcement of Transaction Documents.....................................................2

         Section 11.13. Representations and Warranties...........................................................2

         Section 11.14. Certain Covenants........................................................................2

                                       iii
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         Section 11.15. Submission to Jurisdiction...............................................................2

         Section 11.16. Representations with Respect to Assets...................................................2

         Section 11.17. Survival of Indenture Representations and Warranties.....................................2

ARTICLE XII. ACCOUNTS, ACCOUNTINGS AND RELEASES..................................................................2

         Section 12.1. Collection of Money.......................................................................2

         Section 12.2. Accounts..................................................................................2

         Section 12.3. Release of Assets.........................................................................2

         Section 12.4. Accounting by Trustee to Issuer and the Noteholders.......................................2

         Section 12.5. Collateral................................................................................2

         Section 12.6. Opinion of Counsel........................................................................2

ARTICLE XIII. APPLICATION OF MONIES..............................................................................2

         Section 13.1. Disbursements of Monies out of Collection Account.........................................2

         Section 13.2. Disbursement of Monies out of the Liquidity Reserve Account...............................2

         Section 13.3. Advertising Reserve Account...............................................................2

         Section 13.4. Disbursements of Monies out of the Lockbox Account........................................2

         Section 13.5. Disbursement of Monies out of the Renewal Reserve Account.................................2

         Section 13.6. Disbursement of Monies out of Prepaid Fee and Royalty Account.............................2

         Section 13.7. Eligible Investments......................................................................2

ARTICLE XIV. COVENANTS OF IP HOLDINGS AND MANAGEMENT CORPORATION.................................................2

         Section 14.1. Continued Existence; Organizational Documents.............................................2

         Section 14.2. Negative Covenant.........................................................................2

         Section 14.3. No Bankruptcy Petition....................................................................2




APPENDIX A             Standard Definitions

EXHIBIT A             Form of Assignment of Note

EXHIBIT B             Form of Servicer's Report

EXHIBIT C             Form of Investment Letter

EXHIBIT D             Substitute Form W-9


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EXHIBIT E             Assets

                      EXHIBIT E-1: Trademarks
                      EXHIBIT E-1A: Registered Trademarks
                      EXHIBIT E-1B: Unregistered Trademarks
                      EXHIBIT E-1C: Additional Registrations and Pending
                                    Applications
                      EXHIBIT E-2: Licenses
                      EXHIBIT E-3: Copyrights
                      EXHIBIT E-4: Patents
                      EXHIBIT E-5: Pending Intent-to-Use Applications

EXHIBIT F             Claims












                                       v
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...................This THIRD AMENDED AND RESTATED INDENTURE (as amended from time to time as permitted hereby, this "Indenture") is dated as of September 1, 2005, is by and between IP HOLDINGS LLC, a Delaware limited liability company (together with its permitted successors and assigns, the "Issuer"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation (together with its permitted successors and assigns, the "Trustee") and amends and restates in its entirety the Second Amended and Restated Indenture, dated as of July 1, 2005 (the "Second Amended and Restated Indenture"), by the parties hereto, which amended and restated in its entirety the Amended and Restated Indenture, dated as of April 1, 2004 (the "First Amended and Restated Indenture"), by the parties hereto, which amended and restated in its entirety, the Indenture, dated as of August 20, 2002 (the "Original Indenture"), by the parties hereto.

                              PRELIMINARY STATEMENT

...................The Issuer duly authorized the execution and delivery of the
Original Indenture to provide for the issuance of a single class of 7.93% IP Holdings LLC Asset-Backed Notes (as the same may be amended pursuant to the terms hereof, the "Original Notes").

...................The Issuer duly authorized the execution and delivery of the
First Amended and Restated Indenture to provide for the issuance of a subordinate class of Floating Rate IP Holdings LLC Subordinate Asset-Backed Notes (as the same may be amended pursuant to the terms hereof, the "Subordinate Notes").

...................The Issuer duly authorized the execution and delivery of the
Second Amended and Restated Indenture to provide for the issuance of a single class of 8.45% IP Holdings LLC Asset-Backed Notes (the "July Notes"), and for the exchange of the Original Notes and the Subordinate Notes for the July Notes. The Issuer now has duly authorized the execution and delivery of this Indenture to provide for the issuance of a single class of IP Holdings, LLC Asset-Backed Notes (the "Notes") and for the exchange of the July Notes for the Notes.

...................All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders. The Issuer is entering into this Indenture, and the Trustee is accepting the trust created hereby, for good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged.

                                GRANTING CLAUSES

...................The Issuer hereby Grants to the Trustee for the exclusive benefit of the Holders of the Notes a Lien upon and a security interest in all of the Issuer's right, title and interest, whether now owned or hereafter acquired, (but none of the obligations) in and to the following (collectively, the "Collateral"), subject, however, in each case, to any applicable Lien:

                  (a) the Assets;

                  (b) all cash, securities, instruments and other property held from time to time in the Collection Account, the Liquidity Reserve Account, the Revenue Reduction Account, the JNCO Escrow Account, the Prepaid Fee and Royalty Account and the Renewal Reserve Account or otherwise transferred to the Trustee hereunder (but excluding any amounts payable to or deposited in the Advertising Reserve Account);

                  (c) the Contribution Agreement, the Joe Boxer Contribution Agreement, the Rampage Contribution Agreement, the JNCO Contribution Agreement (to the extent the JNCO Acquisition occurs), the Management Agreement, the Back-Up Management Agreement and the Servicing Agreement, in each case as the same may be modified, amended, supplemented or restated from time to time;

                  (d) all books and records concerning the foregoing property (including without limitation all tapes, disks and related items containing any such information);

                  (e) all after acquired property of the Issuer, including, if the JNCO Acquisition occurs, any assets acquired by the Issuer pursuant to the JNCO Contribution Agreement; and

                  (f) all proceeds of the foregoing of any nature whatsoever, including without limitation proceeds and the conversion, voluntary or involuntary, of any thereof.

...................Such Grants are only made, however, in trust, solely to secure
(i) the Notes equally and ratably, except as otherwise may be provided in this Indenture, without prejudice, priority or distinction among the Notes by reason of differences in time of authentication or delivery or otherwise, (ii) the payment of all other sums payable under this Indenture, and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

...................It is expressly agreed that anything herein contained to the contrary notwithstanding, the Issuer shall not, other than as required by applicable law, be released from any of its obligations under any of the Collateral, and the Trustee and the Holders shall have no obligation or liability under any Collateral by reason of or arising out of the assignment hereunder, nor shall the Trustee or the Holders be required or obligated in any manner to perform or fulfill any obligations of the Issuer under or pursuant to any of the Collateral or such other documents or to make any payment, subject, however, to any applicable Liens, or to make any inquiry as to the nature or sufficiency of any payment received by them, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.

...................The Issuer does hereby warrant and represent that (i) except for Liens described in Exhibit B to each of the Contribution Agreement, the Joe Boxer Contribution Agreement, the Rampage Contribution Agreement, and, to the extent the JNCO Acquisition occurs, the JNCO Contribution Agreement, it has not permitted and hereby covenants that it will not permit, the creation of any Lien other than the Lien of this Indenture with respect to any part of the Collateral, so long as this Indenture shall remain in effect, to anyone other than the Trustee, and (ii) the representations and warranties of the Issuer contained in this Indenture are true and correct.

...................The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required. So long as any Note remains Outstanding, the Trustee shall act for the benefit of the Noteholders as their interests may appear to the extent provided herein.

...................The Trustee agrees to maintain in its possession each item of
Collateral constituting a contract or chattel paper under the UCC delivered to it unless and until such item of Collateral is released from the lien hereof pursuant to Article V or Section 12.3 hereof.

...................All  things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done. The Trustee hereby acknowledges receipt of the July Note in connection with the authentication and delivery of the Note.

                                   ARTICLE I.

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 1.1 Definitions

                  (a) Except as otherwise expressly provided herein or unless the context otherwise requires, the capitalized terms used in this Indenture shall have the respective meanings specified in the Third Amended and Restated Standard Definitions set forth as Appendix A hereto, which is incorporated herein by reference. The definitions of such terms are equally applicable both to the singular and plural forms of such terms.

                  (b) All references in this instrument to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed or if amended or supplemented, as so amended and supplemented. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

         Section 1.2 Acts of Noteholders

                  (a) If, at any time, there is more than one Holder of the Notes, any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Noteholders shall, unless otherwise expressly provided herein, be taken by the Holders of 51% of the aggregate Note Principal Balance of Notes Outstanding (the "Majority Holders") and, whether to be taken by all or less than all of the Holders, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is herein expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 1.2.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee reasonably deems sufficient.

                  (c) The ownership of Notes shall be proved by the Note
Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 1.3.  Notices, etc. to Trustee, Issuer and IPHM
                       -----------------------------------------

                  (a) Except as otherwise provided, any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

     (1) the Trustee by any Noteholder, by the Issuer or by IPHM shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

     (2) the Issuer or IPHM by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, registered mail return receipt requested or by overnight courier or hand delivery, to the Issuer addressed to it at 103 Foulk Road, Wilmington, Delaware 19803, and the Manager at the same address or at any other address previously furnished in writing to the Trustee by the Issuer.

                  (b) Without duplication, a party to this Indenture sending or delivering a notice of any kind hereunder shall also provide a copy of the notice in any manner authorized herein to each Noteholder at the Noteholder's address as it appears on the Note Register upon receiving such address from the Trustee or the Noteholder and, in any event, each such party shall also in similar fashion send a copy of such notice to PartnerRe New Solutions Inc., at One Greenwich Plaza, Greenwich, Connecticut 06830-6352.

         Section 1.4.    Notices to Noteholders; Waiver

...................Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered mail return receipt requested or by overnight courier or hand delivery, to each Noteholder, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.
Any notice which is mailed in the manner herein provided shall be deemed effective upon receipt or refusal.

...................Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by the Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

...................In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Section 1.5.    Effect of Headings and Table of Contents

...................The  Article  and  Section  headings  herein  and the Table of
Contents are for convenience only and shall not affect the construction hereof.

         Section 1.6.    Successors and Assigns

...................All  covenants and  agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         Section 1.7.  Severability

...................In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 1.8.  Benefits of Indenture

...................Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto, and any of their successors hereunder and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 1.9.  Governing Law

...................This Indenture and each Note shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein without reference to its conflicts of laws rules.

         Section 1.10.   Counterparts

...................This  Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 1.11    Consents

...................Any  consent of any of the parties hereto required pursuant to this Indenture shall not be unreasonably withheld or delayed.

         Section 1.12.   Effective Date


                  This Indenture shall not be effective until the Closing Date of the Notes.

                                   ARTICLE II.

                                    NOTE FORM

         Section 2.1.   Form Generally

...................The Notes and the certificate of authentication shall be in substantially the form set forth in Section 2.2 with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange on which the Notes may be listed, or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

         Section 2.2.   Form of Note

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND THE ISSUER HAS NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "INVESTMENT COMPANY ACT"), AND THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS EXCEPT IN A TRANSACTION THAT IS EXEMPTED UNDER THE SECURITIES ACT (INCLUDING TRANSFER MADE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) AND APPLICABLE STATE SECURITIES LAWS.

EACH HOLDER OF THIS NOTE MUST BE, AND BY VIRTUE OF HOLDING THIS NOTE SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS, AN INSTITUTIONAL ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) and (7) UNDER THE SECURITIES ACT AND THAT IS WAS NOT FORMED TO PURCHASE NOTES.

THE PRINCIPAL OF THIS NOTE IS PAYABLE ON THE PAYMENT DATES AND IN THE AMOUNTS DESCRIBED HEREIN. ACCORDINGLY, THE OUTSTANDING NOTE PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF AND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE TRUSTEE NAMED HEREIN OR ITS SUCCESSOR.

...................The Notes may not be acquired or transferred to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of a benefit plan or plan unless the acquiror or the transferee represents that its acquisition and holding of the Notes will at all times be exempt from the prohibited transaction provisions of ERISA and
Section 4975 of the Code under PTE 84-14, PTE 90-1, PTE 91-38, PTE 95-60 or PTE 96-23 or a similar exemption.

...................The Trustee and the Note Registrar shall not permit a transfer of a Note if such transfer would result in the Issuer having more than eight (8) registered Noteholders as shown in the Note Register or five (5) registered Noteholders excluding the initial Noteholder and its direct transferees.

...................The Holder of this Note is not a partnership, grantor trust or
S corporation of which (i) substantially all of the value of the interest of a person owning an interest in such entity is attributable to the entity's (direct or indirect) interest in the Note, and (ii) a principal purpose of the use of the tiered arrangement is to permit the Issuer to satisfy the 100-person limitation in paragraph (h)(1)(ii) of Section 1.7704-1 of the Treasury Regulations.

No.[___]

                                                  Initial Note Principal
                                                  Balance of the
                                                  Notes: $[ ]



                                                  Initial Note Principal
                                                  Balance of this Note:
                                                  $[          ]

                                 IP HOLDINGS LLC
                               ASSET-BACKED NOTES

                         ISSUE DATE: September 16, 2005

                     LEGAL MATURITY DATE: November 22, 2015

...................IP HOLDINGS LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (the "Issuer," which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to [PAYEE], or registered assigns (the "Payee"), the principal sum of [ Dollars ($ )] payable on each Payment Date in distributions of principal and interest as set forth in the Indenture, but in no event less than the amounts set forth in the amortization schedule attached hereto on each Payment Date (which, in connection with an Unscheduled Amortization Events, shall be amended and restated by the Servicer such that the Notes will continue to amortize on a level debt service basis from the date of such Unscheduled Amortization Event to the Legal Maturity Date (with the concurrence of the Noteholders that the revised schedule has been properly determined)); provided, however, that the Issuer shall only be required to make the principal payment under the heading "Reserve Payments" on the amortization schedule attached hereto to the extent of funds on deposit in the Liquidity Reserve Account and in accordance with the provisions of Sections 13.1(a)(vi) and 13.2(b) of the Indenture. This Note shall be a limited obligation of the Issuer, payable solely from and to the extent of the Collateral subject to the Lien of the Indenture (defined below). This Note shall bear interest on the outstanding unpaid principal balance at a rate equal to the Note Interest Rate; provided, however, that interest on any amount of principal or interest that is not timely paid when due shall accrue interest until paid at a rate per annum equal to 2% per annum in excess of the Note Interest Rate then in effect to the extent allowed by law (the "Default Rate"); and, provided, further, that if a Default shall have occurred under, and as defined in, the Indenture, interest shall accrue from that time forward at the Default Rate, to the extent allowed by law, until such Default is cured. All unpaid principal of and accrued interest on the Notes shall be due and payable on November 22, 2015. The interest and principal so payable on any Payment Date shall, as provided in the Indenture, be paid to the Person in whose name this Note is registered in the Note Register on the Record Date for such Payment Date which shall be the close of business on the last day of the month prior to such Payment Date (whether or not a Business Day). All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture. Certain provisions of the Indenture are described in this Note.

...................The principal of and interest on this Note are payable solely by wire transfer to the Person whose name appears as the Registered Holder of this Note on the Note Register on the Record Date for the Payment Date, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

...................Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

...................This Note is one of a duly authorized issue of Notes of the
Issuer designated as its IP Holdings LLC Asset-Backed Notes (the "Notes") issued under a Third Amended and Restated Indenture, dated as of September 1, 2005 (herein, called the "Indenture"), by and between the Issuer and Wilmington Trust Company, as trustee (the "Trustee"), which term includes any successor Trustee under the Indenture, to which Indenture reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered.

...................As provided in the Indenture, the Notes are secured by and payable solely from Assets (the "Assets") conveyed to the Issuer by its present and former members, proceeds thereof and other amounts, if any, held by the Trustee as security for the Notes, (the "Collateral") described in the Indenture. The Notes are equally and ratably secured by the Collateral pledged therefor to the extent provided by the Indenture.

...................Unless earlier declared due and payable by reason of an Event of Default, the Notes are payable at the time and in the manner provided in the Indenture and are redeemable at the option of the Issuer before such time in whole or in part, on either a Payment Date or on the first Business Day of any calendar month if there is no Payment Date occurring in such calendar month. The Notes shall be redeemed at a Redemption Price equal to the Note Principal Balance or portion thereof to be redeemed, plus accrued interest thereon to the Redemption Date, plus the Redemption Premium in the amount established under the Indenture (unless the redemption is an Extraordinary Optional Redemption, a JNCO Redemption or a Liquidity Reserve Fund Redemption, in which case no Redemption Premium shall be payable). If an Event of Default (as defined in the Indenture) shall occur and be continuing, the principal of all the Notes may become or be declared due and payable in the manner and with the effect provided in the Indenture.

...................The Issuer may remove all or a portion of the Assets relating to any or all Primary Marks from the Lien of the Indenture in accordance with
Section 12.3 of the Indenture upon giving notice to the Trustee and delivering the Release Price of the Assets to be removed to the Trustee. Any such election to remove Assets shall be deemed to be an exercise of the option to redeem Notes as provided in the Indenture.

...................As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Note Register of the Issuer, upon surrender of this Note for registration of transfer at the office or agency of the Trustee in the United States of America, duly endorsed by, or accompanied by a written instrument of transfer in form and content satisfactory to the Issuer and the Trustee duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate Initial Note Principal Balance, shall be issued to the designated transferee or transferees.

...................Prior to due presentment for registration of transfer of this
Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Note be overdue, and neither the Issuer, the Trustee, nor any such agent shall be affected by notice to the contrary.

...................The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer subject to procedures and approvals set forth in the Indenture. The Indenture also contains provisions permitting the Noteholders to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults and their consequences under the Indenture. Any such consent or waiver shall be conclusive and binding upon the Noteholder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

...................The Notes are issuable only in registered form without coupons in such authorized denominations as provided in Section 3.2 of the Indenture and subject to certain limitations therein set forth. The Notes are exchangeable for Notes of a like Initial Note Principal Balance of a different authorized denomination, as requested by the Holder surrendering same.

...................This Note and the Indenture shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of laws rules.

...................No reference herein to the Indenture and no provision of this
Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note in accordance with the Indenture at the times, place and rate, and in the coin or currency, herein prescribed.

...................IN  WITNESS WHEREOF,  the Issuer has caused this instrument to be signed, manually or in facsimile, by its President or a Vice President.


                          IP HOLDINGS LLC

                          By:  IP Holdings and Management
                               Corporation, its Manager

                          By: ________________________
                                      Name:
                                     Title:

                [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

                      This is one of the Notes referred to in the within mentioned Indenture.



Dated:

[TRUSTEE],
not in its individual capacity, but solely as Trustee



By ________________________
    Authorized Signatory

                                  ARTICLE III.

                                    THE NOTES

         Section 3.1.    Designation of Notes; Certain Related Provisions

                  The Notes shall be designated generally as the "IP Holdings LLC Asset-Backed Notes" of the Issuer.

                  The Notes and all accrued interest thereon shall be due and payable on the Legal Maturity Date to the extent not paid before such date.

                  All calculations of interest on the Notes are to be determined as set forth in the definitions of the Candie's/Joe Boxer Note Interest Rate, the JNCO Note Interest Rate and the Rampage Note Interest Rate.

                  The aggregate Initial Note Principal Balance of the Notes that may be authenticated and delivered hereunder is limited to $103,000,000, except for Notes issued and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes, pursuant to Sections 3.4, 3.6 or 10.4 hereof.

                  The Notes are limited obligations of the Issuer, payable solely from and to the extent of the Collateral subject to the Lien of the Indenture.

         Section 3.2   Denominations

                  The Notes are available in a minimum denomination of $2,500,000 and integral multiples of $1,000 in excess thereof.

         Section 3.3.   Execution, Authentication, Delivery and Dating

                  The July Notes are hereby exchanged for Notes issued pursuant to this Indenture. For the avoidance of doubt, the indebtedness evidenced by the July Notes remains outstanding and is consolidated with the indebtedness evidenced by the Notes issued hereunder.

                  The Notes shall be executed on behalf of the Issuer by the President or one of its Vice Presidents which may be in facsimile form or otherwise reproduced thereon. The signature of any of these officers on the Notes may be manual or facsimile. The Notes may be printed, lithographed, typewritten, mimeographed or otherwise produced. The Notes need not be sealed.

                  Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Notes or did not hold such offices at the date of authentication or delivery of such Notes.

                  At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer together with an Issuer Order authorizing authentication thereof to the Trustee for authentication; and the Trustee shall authenticate and deliver such Notes as in this Indenture, provided, having an aggregate Initial Note Principal Balance not in excess of the amount stated in Section 3.1, and not otherwise.

                  Each Note shall bear on its face the Issue Date and the Legal Maturity Date and be dated as of the date of its authentication.

                  No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Holder shall provide the Trustee for recordation in the Note Register its mailing address for notices under the Indenture.

         Section 3.4.   Registration, Registration of Transfer and Exchange

                  The Trustee is hereby appointed as registrar of the Notes (the "Note Registrar"), as agent of the Issuer for transfer of the Notes (the "Transfer Agent") and as the agent of the Issuer for the payment of the Notes (the "Paying Agent") and the Trustee accepts such appointments. The Trustee in its capacity as the Note Registrar shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Notes and the registration of transfers of Notes.

                  Upon surrender for registration of transfer of any Note at the office or agency of the Trustee to be maintained as provided in Section 11.2, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like principal amount.

                  At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations and of a like principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive.

                  All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, entitled to the same benefits and subject to all the terms and conditions of this Indenture, as the Notes surrendered upon such registration of such transfer or exchange.

                  Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form and content satisfactory to the Issuer and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing. The form of assignment set forth at Exhibit A hereof shall be deemed to be satisfactory for purposes of the last preceding sentence. Concurrently with any transfer, the transferring Holder shall provide the Trustee for recordation in the Note Register the mailing address of such transferee for service of any notices to be delivered pursuant to this Indenture and the payment of amounts due to such transferee.

                  No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment of a sum sufficient to cover any expense, tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 10.4 not involving any registration of transfer.

                  Prior to any sale or other disposition of any Note the Holder transferring such Note will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Trustee in exchange for a new Note or Notes pursuant to this Section.

         Section 3.5.   Limitation on Transfer and Exchange

                  The Notes have not been registered or qualified under the Securities Act or the securities laws of any state. No transfer of any Note shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and registration or qualification under applicable state securities laws or is exempt from such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and applicable state securities laws, the Issuer shall require, in order to assure compliance with the Securities Act, that the prospective transferee certify to the Issuer and the Trustee in writing the facts surrounding the transfer in the form of the investment letter described in Exhibit C hereto or such other form as the Issuer may agree to accept, in its sole discretion (each such letter, an "Investment Letter"). Neither the Issuer nor the Trustee is obligated to register or qualify the Issuer or Notes (or any offering or sale thereof) under the Securities Act or any other securities law.

                  While not conceding that the Issuer is an investment company within the meaning of the Investment Company Act, in no event shall the transfer of a Note be permitted if the transfer would cause the loss to the Issuer of a necessary exemption under the Investment Company Act of 1940, as amended.

                  The Notes may not be acquired or transferred to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a plan described in Section 4975(e)(1) of the Code, or any entity deemed to hold plan assets of a benefit plan or plan unless the acquiror or the transferee represents that its acquisition and holding of the Notes will at all times be exempt from the prohibited transaction provisions of ERISA and
Section 4975 of the Code under PTE 84-14, PTE 90-1, PTE 91-38, PTE 95-60 or PTE 96-23 or a similar exemption.

                  The Trustee and the Note Registrar shall not permit a transfer of a Note if such transfer would result in the Issuer having more than eight (8) registered Noteholders as shown in the Note Register or five (5) registered Noteholders excluding the initial Noteholder and its direct transferees.

                  Further, if its absence will be deemed adverse to the Issuer pursuant to an opinion of counsel to that effect, each Purchaser of a Note other than the initial purchaser of the Notes will be required to represent that it is not a partnership, grantor trust or S corporation of which (i) substantially all of the value of the interest of a person owning an interest in such entity is attributable to the entity's (direct or indirect) interest in a Note, and (ii) a principal purpose of the use of the tiered arrangement is to permit the Issuer to satisfy the 100-person limitation in paragraph (h)(1)(ii) of Section 1.7704-1 of the Treasury Regulations.

                  The Issuer and the Trustee shall have no liability to the Noteholders or otherwise arising from a transfer of any such Note in reliance upon the Investment Letter delivered in connection therewith.

         Section 3.6.   Mutilated, Destroyed, Lost or Stolen Notes

                  If (i) any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Trustee such security or indemnity as may be required by the Trustee to indemnify and hold the Issuer and the Trustee harmless (which in the case of any Holder that is, or is a subsidiary of, a bank or other institutional buyer with a net worth of at least $50,000,000, and whose claims paying ability or long-term debt is rated at least investment grade or better by a Rating Agency, need only be such bank's or institutional buyer's unsecured written promise of indemnity), then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same tenor and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable the Issuer in its discretion may, instead of issuing a new Note, pay such Note.

                  Upon the issuance of any new Note under this Section, the Issuer or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but no service charge may be imposed in connection therewith.

                  Every new Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         Section 3.7.   Payment of Principal and Interest

                  The principal of and interest on the Notes are payable by wire transfer in immediately available funds to the account specified in directions delivered at least five (5) Business Days prior to such Payment Date by a Registered Holder to the Person whose name appears as the Registered Holder of such Note on the Record Date on the Note Register. Such payment shall be in such coin or currency of the United States of America as at the time of tender is legal tender for the payment of public and private debts. Payments pursuant to
Section 13.1 shall be made to each Noteholder based on the Percentage Interests represented by Notes held by such Noteholder. Upon the final payment in full of any Note, the Holder shall promptly surrender such Note at the Corporate Trust Office of the Trustee.

                  To prevent backup withholding on payments made with respect to the Notes, each Noteholder is required to provide the Trustee with (i) the Noteholder's correct TIN by completing the form at Exhibit D (Substitute Form W-9), certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Noteholder is awaiting a TIN) and that (A) such Noteholder is exempt from backup withholding, (B) the Noteholder has not been notified by the IRS that the Noteholder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Noteholder that the Noteholder is no longer subject to backup withholding, or (ii) if applicable, an adequate basis for exemption. A Foreign Noteholder may qualify as an exempt recipient by submitting to the Trustee a properly completed IRS Form W-8BEN or W-8ECI, as applicable, signed under penalties of perjury, attesting to that Noteholder's exempt status.

         Section 3.8.   Persons Deemed Owners

                  Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note (subject to Section 3.7) and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         Section 3.9.  Cancellation
                  All Notes surrendered to the Trustee following payment or for registration of transfer or exchange (including Notes surrendered to any Person other than the Trustee which shall be delivered to the Trustee) shall be promptly canceled and destroyed by the Trustee in accordance with its customary procedures.

                                   ARTICLE IV.

                              DELIVERY OF THE NOTES

                  The Notes shall be executed by the Issuer and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon Issuer Order, and upon delivery to the Trustee of the following:

                  (a) a certificate, certified by the Issuer, authorizing the execution and delivery of this Indenture and the Notes;

                  (b) either (i) a certificate or other official document evidencing the due authorization, approval or consent of any government body or bodies, at the time having jurisdiction in the premises, and that the authorization, approval or consent of no other governmental body is required for valid issuance of the Notes, or (ii) an Opinion of Counsel that no such authorization, approval or consent of any governmental body is required;

                  (c) an Officer's Certificate from the Issuer stating that the Issuer is not, as of the Issue Date, in Default under this Indenture and that the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Issuer's organizational documents or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject; and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with;

                  (d) duly executed copies of all Transaction Documents; and

                  (e) such other documents as the Trustee may reasonably require.

                                   ARTICLE V.

                           SATISFACTION AND DISCHARGE

         Section 5.1.   Satisfaction and Discharge of Indenture

                  This Indenture shall cease to be of further effect (except as to any surviving rights of indemnification, payment of fees and registration of transfer and exchange or payment) with respect to the Notes and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes and shall pay, assign, transfer and deliver to the Issuer upon Issuer Order all cash, securities and all other property held by it as part of the Collateral (except for amounts required to pay and discharge the entire indebtedness of the Notes), when

                  (a)      either:

                  (i) all Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6, and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 11.3) have been delivered to the Trustee for cancellation; or

                  (ii) all Notes not theretofore delivered to the Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be deposited with the Trustee, in trust for the purpose, an amount sufficient to pay and discharge the entire indebtedness on such Notes together with all accrued interest thereon not theretofore delivered to the Trustee for cancellation;

                  (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                  (c) the Issuer has delivered to the Trustee an Officer's Certificate stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Notes have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the Issuer's obligations in Sections 3.4, 3.6, 7.7, 11.2 and 11.3, the Trustee's obligations hereunder and the Paying Agent's obligations in
Section 5.2 and the rights and immunities of the Trustee under this Indenture shall survive until the Notes are no longer Outstanding. Thereafter, the obligations of the Issuer in Section 7.7 and the Trustee in Section 5.2 and the rights and immunities of the Trustee under this Indenture shall survive the discharge of this Indenture or the earlier resignation or removal of the Trustee.

         Section 5.2.   Application of Trust Money

                  All monies deposited with the Paying Agent pursuant to Section
12.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Paying Agent and such money shall be segregated from all other funds as required herein or required by law.

         Section 5.3.  Discharge of Security Interest

                  Upon satisfaction and discharge of the Indenture as specified in Section 5.1, the Trustee shall execute a release of the Collateral provided by and at the expense of the Issuer. Further, on demand of and at the expense of the Issuer and upon being supplied with instruments appropriate for the purpose, the Trustee shall execute and the Issuer shall file all documents (including without limitation UCC Form 3) necessary to discharge all liens, mortgages, chattel mortgages and other security interests filed with any governmental board or body with respect to the Collateral, and the Trustee shall otherwise cooperate in any way reasonably necessary to restore full unencumbered title in the Collateral to the Issuer or its designee.

                                   ARTICLE VI.

                         EVENTS OF DEFAULT AND REMEDIES

         Section 6.1.  Events of Default

                  "Event of Default" wherever used herein means any one of the following events (whatever the reason for such Event of Default and without regard to whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and when used with respect to the Notes shall mean the same occurring at any time while there are Notes Outstanding (except that no event of default under the Management Agreement or the Back-Up Management Agreement shall, in and of itself, constitute an Event of Default):

                  (1) the Issuer shall fail to comply with Section 11.7(iii)(a) of this Indenture or IPHM shall fail to comply with Section 14.2 of this Indenture;

                  (2) failure by the Issuer to make payments of principal of and interest on the Notes as and when due pursuant to the terms and provisions of the Notes and this Indenture;

                  (3) default in the performance by, or breach of any covenant of, the Issuer in any Transaction Document to which it is a party (not referenced in clause (1) or clause (2) above) and continuance of such default or breach for a period of thirty (30) days after the earlier of (A) the date on which an officer of the Managing Member of the Issuer first has actual, personal knowledge (or, in the exercise of reasonable care, should have known) of such default or breach and (B) the date on which written notice, specifying in reasonable detail, such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder shall have been given to the Issuer;

                  (4) a failure of any representation or warranty of the Issuer in this Indenture to be true and correct as and when made, which failure has a material adverse effect on the interests of the Noteholders and which, if susceptible of being cured, remains uncured after the earlier of (A) thirty (30) days after the date on which an officer of the Managing Member of the Issuer first has actual, personal knowledge (or, in the exercise of reasonable care, should have known) of such failure and (B) the date which is thirty (30) days after written notice, specifying in reasonable detail, such breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder shall have been given to the Issuer; provided, however, any such failure of a representation or warranty as to an Asset that is set forth in Section 11.16 hereof shall not result in an Event of Default unless the cure or payment of the Release Price for such Asset by the Issuer is required in accordance with Section 12.3 of this Indenture and is not achieved or paid as and when required;

                  (5) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days;

                  (6) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of partnership action by the Issuer in furtherance of any of the foregoing; or

                  (7) any Note remains Outstanding on the first Payment Date following the Payment Date on which the DSCR is
                           1.0 or less (as set forth in the related Servicer Report).

         Section 6.2.  Acceleration of Maturity, Rescission and Annulment

                  If an Event of Default of the kind specified in clauses (5),
(6) and (7) of Section 6.1 occurs, the unpaid principal amount of all of the Notes shall automatically become immediately due and payable without notice, presentment or demand of any kind. If an Event of Default (other than an Event of Default of the kind specified in clauses (5), (6) and (7) of Section 6.1) occurs and is continuing of which a Responsible Officer of the Trustee has actual knowledge, then and in every such case the Trustee or Majority Holders pursuant to an Act may declare the principal of all of the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Trustee if given by Noteholders and upon any such declaration (in accordance with this sentence or the preceding sentence)) that the Notes shall become immediately due and payable together with accrued and unpaid interest and a Redemption Premium.

                  At any time after such a declaration of acceleration has been made, but before any Sale of the Collateral has been made or a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Majority Holders by an Act and evidenced by a written notice delivered to the Issuer and the Trustee, may rescind and annul such declaration and its consequence if:

                  (i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                           (1) all overdue installments of interest on all
Notes;

                           (2) the principal of any of the Notes which has become due other than by such declaration of acceleration and interest thereon at the Default Rate (to the extent permitted by applicable law);

                           (3) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on the Notes at the rate specified therefor in the Notes;

                           (4) in connection with the preservation of the Collateral and enforcement of its rights all sums paid or advanced by the Noteholders hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                           (5) all Events of Default, other than the nonpayment of the principal of the Notes which have become due solely by such acceleration, have been cured or waived as provided in Section 6.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  Subsequent to any such declaration of acceleration and so long as such declaration and its consequences has not been rescinded and annulled, prior to the exercise by the Trustee of the remedies set forth in Section 6.3 the Trustee shall give the Issuer and the Noteholders ten (10) days notice of its intention to take such actions.
         Section 6.3.  Remedies

                  If an Event of Default shall have occurred and be continuing, the Trustee may, and by an Act of the Majority Holders and subject to Article VII herein pursuant to specific instruction shall, do one or more of the following:

                  (a) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Collateral securing the Notes (including any amounts in the Liquidity Reserve Account, the Renewal Reserve Account, the JNCO Escrow Account and the Prepaid Fee and Royalty Account) the monies adjudged due;

                  (b) sell the Collateral or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

                  (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to any portion of the Collateral securing the Notes; and

                  (d) exercise any remedies of a secured party under the Uniform Commercial Code or other applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Notes hereunder;

provided, however, that if there is more than one Holder of Outstanding Notes and if less than all of the Holders of Outstanding Notes have approved a Sale of the Collateral and if the proceeds of any such Sale will be less than the amount required to retire all of the Outstanding Notes in full, then, in any such event, the Trustee may not sell or otherwise liquidate any of the Collateral unless after consultation with an independent accounting firm or another Person approved by Act of the Majority Holders of national reputation in the field of appraisal of assets of the type constituting the Collateral, such Person provides the Trustee with a written report that the proceeds of such Sale reflect a reasonable approximation of the fair market value of the Collateral. The Trustee shall have no liability for any public Sale or private Sale conducted in reliance upon the advice, with respect to the commercial reasonableness of the sale, of a Person of national reputation in the field of appraisal. In the event that the Trustee does not sell or otherwise liquidate the Collateral, it shall continue to hold such Collateral and make distributions therefrom pursuant to Article XIII hereof.

         Section 6.4.   Trustee May File Claim

                  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding, relating to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered, to intervene in such proceeding or otherwise:

                  (i) to file and prove a claim for all amounts owing and unpaid in respect of the Notes and to file such other papers or documents and take such other action including participating as a member, voting or otherwise, in any committee of creditors appointed in the matter, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such judicial Proceeding;

                  (ii) to petition for lifting of the automatic stay and thereupon to foreclose upon the Collateral as elsewhere provided herein; and

                  (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.7.

                  Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

         Section 6.5.    Trustee May Enforce Claims Without Possession of Notes

                  All rights of actions and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the benefit of the Holders of the Notes in respect of which such judgment has been recovered applied to payments on the Notes in the order set forth in Section 6.6.

         Section 6.6.   Allocation of Money Collected

                  If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Trustee with respect to the Notes pursuant to this Article (and any funds then held or thereafter received by the Paying Agent) shall be applied in the following order, at the date or dates fixed by the Paying Agent:

                  FIRST:  To the payment of all amounts due the Trustee;

                  SECOND: To the payment of all amounts due the Servicer under the Servicing Agreement, including all earned and due but unpaid Senior Servicing Fees and Servicer Costs;

                  THIRD: To the payment of all reasonable costs and expenses incurred by any Noteholder in connection with the enforcement of its rights hereunder or under the Notes, ratably, without preference or priority of any kind;

                  FOURTH: To the payment of accrued interest on and the Note Principal Balance of the Notes, including interest at the Default Rate (to the extent such interest has been collected by the Paying Agent or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the rate prescribed therefor in the Notes or in this Indenture) on overdue installments of principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes;

                  FIFTH: To the payment of all earned and due but unpaid fees and expenses of the Manager and the Back-Up Manager, if any;

                  SIXTH: To the payment of all earned and due but unpaid Junior Servicing Fee;

                  SEVENTH: To the payment of all earned and due but unpaid Structuring Fee amounts.

                  EIGHTH: To the payment of any surplus to or at the written direction of the Issuer or any other person legally entitled thereto.

         Section 6.7.  Limitation on Suits

                  No Holder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of 25% or more of the aggregate Note Principal Balance of the Outstanding Notes shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it (which, in the case of a holder that is, or is a subsidiary of, a bank or other institutional buyer with a net worth of at least $50,000,000 and whose claims paying ability or long-term debt is rated at least investment grade or better by a Rating Agency need only be such bank's or institutional buyer's unsecured written promise of indemnity) against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4)  the Trustee for 60 days after its receipt of such notice, request
               and  offer  of  indemnity   has  failed  to  institute  any  such
               Proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Majority Holders;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         Section 6.8. Unconditional Right of Noteholders to Receive Principal and Interest

                  Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder; provided, however, that neither the Holder of any Note nor the Trustee shall, if requested by the Noteholders, petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

         Section 6.9.  Restoration of Rights and Remedies

                  If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Person who instituted the Proceeding, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding has been instituted.

         Section 6.10.  Rights and Remedies Cumulative

                  No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.11.  Delay or Omission Not Waiver

                  No delay or omission of the Trustee or of any Noteholder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders, or any of them, may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholder or Noteholders, as the case may be.

         Section 6.12.  Control by Noteholders

                  The Majority Holders shall have the right to direct the decision whether to conduct, and the time, method and place of conducting, any Proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee with respect to the Notes; provided that:

                           (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

                           (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.1, the Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Noteholders not consenting.

         Section 6.13.  Waiver of Past Defaults

                  The Noteholders may waive any past Default with respect to the Notes hereunder and its consequences, except a Default

                           (1)      described in Sections 6.1(5) and (6), or

                           (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Note affected thereby.

                  Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture. Upon receipt of notice of such waiver, the Trustee shall transmit by mail to the Issuer and the Servicer notice of such waiver specifying the date on which the Default was waived promptly after the occurrence of such waiver.

         Section 6.14.   Undertaking for Costs

                  All parties to the Indenture and each Noteholder by its acceptance of a Note shall be deemed to have agreed that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.14 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or the Majority Holders or to any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Notes on or after the Legal Maturity Date (or, in the case of redemption of Notes, on or after the applicable Redemption Date).

         Section 6.15.  Waiver of Stay or Extension Laws

                  The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance by the Issuer under this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 6.16.  Sale of Collateral

                  (a) The power to effect any sale (a "Sale") of any portion of the Collateral pursuant to Section 6.3 shall not be exhausted by any one or more Sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral securing the Notes shall have been sold or all amounts payable under this Indenture with respect thereto shall have been paid. Any Sale conducted hereunder shall be completed in accordance with the applicable terms and provisions of the New York State Uniform Commercial Code. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale. It is hereby expressly agreed that the Trustee is not limited to any amount fixed by law as compensation for any Sale, so long as the same shall be reasonable.

                  (b) Any Noteholder may bid for and acquire any portion of the Collateral securing the Notes in connection with any Sale thereof. In lieu of paying cash for the entire purchase price therefor, such Noteholder, after deducting the costs, charges and expenses (including reasonable attorney's fees and expenses) incurred by the Trustee in connection with such Sale may make settlement for any portion of the purchase price remaining by crediting against amounts owing on the Notes held by it or other amounts owing to such Noteholder secured by this Indenture, the portion of the net proceeds of such Sale to which such Noteholder would be entitled hereunder.

                  (c) The Issuer covenants and agrees that ten (10) Business Days prior notice of a Sale of the entirety of the Collateral by a public Sale is a commercially reasonable notice.

                  (d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a Sale thereof, which Sale shall be at the expense of the Issuer. In addition, the Servicer is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to cause the transfer and conveyance of the Issuer's interest in any portion of the Collateral in connection with a Sale thereof pursuant to the terms of this Indenture, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Servicer's or the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  (e) Any amounts received by the Noteholders in connection with a public or private sale pursuant this Section shall be deemed to be conclusive and binding upon the parties hereto and the Noteholders shall have no liability in respect hereto.

         Section 6.17. Action on Notes

                  The Noteholder's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Noteholders shall be impaired by the recovery of any judgment by the Noteholders against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.

                                  ARTICLE VII.

            THE TRUSTEE; RESIGNATION OF TRUSTEE AND SUCCESSOR TRUSTEE

         Section 7.1.  Certain Duties and Responsibilities of Trustee

                  (a) Except during the continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                  (b) In case an Event of Default has occurred and is continuing and is actually known to a Responsible Officer of the Trustee, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                  (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                           (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority of aggregate Note Principal Balance of Outstanding Notes relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Notes;

                           (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it (which, in the case of a Holder that is, or is a subsidiary of, a bank or other institutional buyer with a net worth of at least $50,000,000 and whose long-term debt or claims paying ability is rated at least investment grade by a Rating Agency need only be such bank's or institutional buyer's unsecured written promise of indemnity), provided, that nothing herein contained shall excuse the Trustee for failure to perform its duties as Trustee under this Indenture;

                           (5) the Trustee shall not be charged with knowledge of any default hereunder or unless one of its Responsible Officers has actual knowledge thereof;

                           (6) the Trustee shall have no obligation to ascertain whether any payment of interest on an overdue installment of interest is legally enforceable; and

                           (7) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

                  (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  (e) The Trustee is hereby authorized to execute the Servicing Agreement and the Security Agreements.

         Section 7.2.  Notice of Default, Cure or Waiver

                  Promptly after the occurrence of any Default actually known to a Responsible Officer of Trustee, the Trustee shall transmit to all Holders, as their names and addresses appear on the Note Register, notice of such Default hereunder known to the Trustee.

         Section 7.3.  Certain Rights of Trustee

                  Subject to Section 7.1:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate of the Issuer;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the written request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee security or indemnity satisfactory to it (which, in the case of a holder that is, or is a subsidiary of, a bank or other institutional buyer with a net worth of at least $50,000,000 and whose claims paying ability or long-term debt is rated at least investment grade or better by a Rating Agency need only be such bank's or institutional buyer's unsecured written promise of indemnity) against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent, attorney, custodian or nominee; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  Except as otherwise agreed in writing, the Trustee shall not be responsible for the payment of any interest on amounts deposited with it hereunder.

         Section 7.4.  Not Responsible for Recitals or Issuance of Notes

                  (a) The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity, adequacy or condition of the Collateral or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof or of any money paid to the Issuer upon Issuer Order.

                  (b) Except as otherwise expressly provided herein and without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Collateral or validity of the assignment of any portion of the Collateral to the Trustee or of any intervening assignment.

                  (c) The Trustee shall not have any obligation or liability under any Collateral by reason of or arising out of this Indenture or the granting of a security interest in such Collateral hereunder or the receipt by the Trustee of any payment relating to any Collateral pursuant thereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Issuer under or pursuant to any Collateral, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Collateral.

         Section 7.5.  May Hold Notes

                  The Trustee, Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and if operative, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Note Registrar or such other agent.

         Section 7.6.  Money Held in Trust

                  Money held by the Trustee in trust hereunder shall be segregated from other funds held by the Trustee. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Issuer.

         Section 7.7.  Compensation and Reimbursement

                  The Issuer agrees:

                           (1) to pay the Trustee in accordance with a separate fee agreement and such fees in accordance with Section 13.1 hereof, as reasonable compensation for all services rendered by it hereunder (which Trustee Fee shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                           (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its written request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of the Trustee's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                           (3) to indemnify the Trustee its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability, obligation, damage, penalty, tax, claim, action, investigation, proceeding, cost, disbursement or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this trust and performance hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

                  The provisions of this Section 7.7 shall survive any expiration or termination of this Indenture.

         Section 7.8.  Corporate Trustee Requirement Eligibility

                  There shall at all times be a Trustee hereunder which shall
(a) be a depository institution, banking corporation or trust company organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers and (b) meet the requirements of an Eligible Financial Institution. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 7.9.  Resignation and Removal; Appointment of Successor

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 7.10.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Issuer and the Noteholders. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Majority Holders, delivered to the Trustee and to the Issuer.

                  (d) If at any time:

                           (1)      the Trustee shall cease to be eligible under
                                    Section 7.8 and shall fail to resign after written request therefor by the Issuer or by the Majority Holders; or

                           (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer by a Board Resolution may remove the Trustee, or (ii) subject to Section 6.14, any Noteholder who has been a bona fide Holder of a Note for at least two months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee that meets the requirements set forth in Section 7.8 and is approved by an Act of the Majority Holders. If no successor Trustee shall have been so appointed by the Issuer within 30 days after such resignation or removal, any Noteholder who has been a bona fide Holder of Notes for at least two months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its corporate trust office.

         Section 7.10.  Acceptance of Appointment by Successor

                  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. The predecessor Trustee shall not be liable for the actions or the failure to act of any successor Trustee hereunder, but each retiring Trustee shall remain liable for its actions or failure to act during its tenure as Trustee hereunder.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance, such successor Trustee shall be qualified and eligible under this Article.

         Section 7.11. Merger, Conversion, Consolidation or Succession to Business of Trustee

                  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided, such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         Section 7.12.  Co-trustees and Separate Trustees

                  At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any portion of the Collateral may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of Notes representing at least 25% of the aggregate Note Principal Balance of Outstanding Notes, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of such Collateral, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

                  Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

                  Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                           (1) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

                           (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                           (3) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Board Resolution, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee that has so resigned or been removed may be appointed in the manner provided in this Section.

                           (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such trustee hereunder nor shall the Trustee be liable by reason of any act or omission of any co-trustee or separate trustee hereunder, so long as such co-trustee or separate trustee has been appointed by the Trustee with due care.

(5) Any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

         Section 7.13. Rights of Trustee in Capacity of Payment Agent, Transfer Agent or Registrar

                  In the event that the Trustee is also acting as Paying Agent or Transfer Agent or Registrar hereunder, the rights and protections afforded to the Trustee pursuant to this Article VII shall also be afforded to the Paying Agent, Transfer Agent and Registrar and to any successor serving in any such capacity.

                                  ARTICLE VIII

                            CONSOLIDATION AND MERGER

                  The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person.

                                   ARTICLE IX.

                             SUPPLEMENTAL INDENTURES

         Section 9.1.  Supplemental Indentures Only with Consent of Noteholders

                  With the written consent of the Noteholders by Act of the Noteholders delivered to the Issuer and the Trustee, the Issuer, when authorized by a Board Resolution, and the Trustee may enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, no such supplemental indenture shall, without the consent of all of the Noteholders:

                           (1) reduce the Note Principal Balance of any Note or the Note Interest Rate thereon or change the amount or priority or time of any payment on any Note or any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

                           (2) modify or release the Collateral in any material respect except as otherwise permitted herein; or

                           (3) modify or alter the definition of the term "Outstanding"; or

                           (4) modify or alter the provisions of the proviso to Section 6.3; or

                           (5) modify any of the provisions of this Section 9.1, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note; or

                           (6) permit the creation of any Lien ranking prior to or on a parity with the Lien of this Indenture with respect to any part of the Collateral, or, except as permitted under this Indenture, terminate the Lien of this Indenture on any property at any time subject hereto or, except as permitted under this Indenture, deprive the Holder of any Note of the security afforded by the Lien of this Indenture.

                  Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Issuer shall, if requested by any Noteholder, mail to the each of the Holders of the Notes, a notice setting forth in general terms the substance of such supplemental indenture together with a copy of such supplemental indenture. Any failure of the Issuer to mail such notice and copy, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         Section 9.2.  Execution of Supplemental Indentures

                  In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to be supplied with, and prior to executing any supplemental indenture pursuant to
Section 9.1, the Trustee shall require an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own duties, immunities, rights or indemnities under this Indenture or otherwise.

         Section 9.3. Effect of Supplemental Indentures

                  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.4.  Reference in Notes to Supplemental Indenture

                  Notes issued and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Issuer shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

         Section 9.5.  Solicitation of Holders of Notes

                  (a) Solicitation. The Issuer shall provide each Noteholder (irrespective of the amount of Notes then owned by it) with sufficient information, at least five (5) Business Days in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Issuer shall deliver to the Servicer executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Indenture and the Servicer shall deliver copies of the same to each Noteholder promptly following the date on which it is executed and delivered by the Issuer; provided, however, nothing in this Section 9.5(a) shall, in the absence of affirmative consent of a Noteholder, be construed as deemed consent.

                  (b) Payment. The Issuer will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any Noteholder as consideration for or as an inducement to the entering into by any Noteholder of any waiver or amendment of any of the terms and provisions hereof or of the Notes unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Noteholder then Outstanding even if such Noteholder did not consent to such waiver or amendment.

                                   ARTICLE X.

                               REDEMPTION OF NOTES

         Section 10.1. Redemption at the Option of the Issuer
                       --------------------------------------

                  The Notes are redeemable (1) at the option of the Issuer or
(2) pursuant to the provisions of Section 12.3(d), in whole, or in part at only one time during the term hereof, at the Redemption Price on any Redemption Date with such option, unless deemed exercised hereunder, to be exercised by delivery of an Issuer Order to the Trustee; provided, that (i) no Event of Default has occurred and remains uncured and (ii) except in the case of an Extraordinary Optional Redemption, the Redemption Date must be the first available Redemption Date for which the Trustee can give a proper Redemption Notice after receipt of such Issuer Order by the Trustee; provided, further, that any redemption in part pursuant to clause (1) above is in an amount equal to 50% of the Note Principal Balance outstanding on the Redemption Date and shall be applied pro rata among each of the Candie's/Joe Boxer Note Principal Balance, the Rampage Note Principal Balance and the JNCO Note Principal Balance of each Note; and provided, further, that any redemption pursuant to clause (2) above with respect to any Asset relating to (i) the Primary Mark CANDIES or JOE BOXER, (ii) the Primary Mark RAMPAGE, or (iii) the Primary Mark JNCO shall be applied in reduction of the Candie's/Joe Boxer Note Principal Balance, the Rampage Note Principal Balance or the JNCO Note Principal Balance, respectively, of each Note. Note Principal Payments shall not constitute payments to redeem Notes and the reduction in the Note Principal Balance of any Note with any such payment shall not be a redemption of such Note within the meaning and for any purposes of this Indenture.

         Section 10.2. Mandatory Redemption

                  (a) In the event that there is to be a payment of the Release Price for an Asset as described in Section 12.3(c) of this Indenture, upon such payment, the affected Asset shall be released from the Lien of this Indenture. The Release Price of the affected Asset shall be deposited in the Collection Account by the Trustee upon receipt and shall be applied to the redemption of Notes on the next ensuing Redemption Date for which a proper Redemption Notice can be given in a principal amount equal to the excess, if any, of (i) the total of Initial Asset Values of all affected Assets over (ii) the total of the Amortization Amounts of the affected Assets, which principal amount shall be applied to the reduction of the Candie's/Joe Boxer Note Principal Balance, the Rampage Note Principal Balance or the JNCO Note Principal Balance of each Note, depending on whether the affected Asset relates to the (i) Primary Mark CANDIES or JOE BOXER, (ii) Primary Mark RAMPAGE or (iii) Primary Mark JNCO, respectively. Deposit of such Release Price in the Collection Account shall be deemed to be an exercise of the option to redeem Notes on such Redemption Date in such principal amount and at the Redemption Price.

                  (b) In accordance with Section 13.2(b) of this Indenture, specified funds are to be withdrawn from the Liquidity Reserve Account and applied to the redemption of Notes. Such funds shall be set aside by the Trustee in the Collection Account and applied to the redemption of Notes on the next ensuing Redemption Date for which a proper Redemption Notice can be given in a principal amount equal, as nearly as practicable, to the amount of the funds available after withdrawing therefrom all funds needed to pay accrued interest on the Notes to be redeemed to the applicable Redemption Date plus the related Redemption Premium, if applicable. The Issuer shall be deemed to have elected any such redemption.

                  (c) If, pursuant to the provisions of Section 13.7(b) of this Indenture, specified funds are to be withdrawn from the JNCO Escrow Account and applied to the redemption of the Notes, such funds shall be withdrawn from the JNCO Escrow Account and deposited in the Collection Account on the Business Day immediately preceding the next ensuing Redemption Date for which a proper Redemption Notice can be given. The Redemption Price for the Notes redeemed pursuant to this Section 10.2(c) shall be an amount equal, as nearly as practicable, to the amount of funds available after withdrawing therefrom all funds needed to pay interest on the JNCO Note Principal Balance of the Notes being redeemed to the applicable Redemption Date. No Redemption Premium shall be payable in connection with the redemption described in this clause.

         Section 10.3   Notice of Redemption by the Issuer

                  Notice of redemption pursuant to Section 10.1 or Section 10.2 if not waived in writing by a Noteholder delivered to the Trustee, shall be given by U.S. registered mail, return receipt requested, or by nationally recognized overnight private mail delivery service, postage prepaid, mailed not less than 30 days or more than 60 days prior to the applicable Redemption Date to each Holder of Notes whose Notes are to be redeemed, at its address in the Note Register. It shall be assumed for purposes of this Indenture that the Trustee can and will mail a notice of redemption 5 days after receipt of an Issuer Order to redeem Notes or a deemed election by the Issuer to redeem Notes.

                  All notices of redemption shall state:

                           (1)      the Redemption Date;

                           (2) the principal amount of Notes to be redeemed and the allocation of such principal amount among the Candie's/Joe Boxer Note Principal Balance, the Rampage Note Principal Balance and the JNCO Note Principal Balance;

                           (3) a pro forma Redemption Price for each Note redeemed, calculated as of the date of the notice of redemption;

                           (4) that on the Redemption Date, the Redemption Price shall become due and payable upon each Note called for redemption, and that interest thereon shall cease to accrue on such date; and

                           (5) the place where such Notes to be redeemed are to be surrendered on or within 30 days after the Redemption Date, which shall be the office or agency of the Issuer to be maintained as provided in Section 11.2.

                  Notice of redemption of Notes shall be given by the Issuer or, at the Issuer's request, by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

         Section 10.4   Deposit of the Redemption Price

                  On or before 1:00 P.M. (New York City time) on the Business Day immediately preceding any Redemption Date, the Issuer shall remit to the Trustee for deposit into the Collection Account an amount of monies sufficient to pay the Redemption Price of all Notes which are to be redeemed on such Redemption Date (less any portion of such payment set aside from monies in the Collection Account or the Liquidity Reserve Account for the Notes to be redeemed).

         Section 10.5 Notes Payable on Redemption Date; Less than All Notes to be Redeemed


                  (a) Notice of redemption having been given as provided in
Section 10.3, the Notes to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date such Notes shall cease to bear interest on the portion of the Notes actually redeemed. On the Redemption Date, the Holders of such Notes shall be paid the Redemption Price by the Trustee from funds available to the Trustee pursuant to
Section 10.4, Section 13.2 or otherwise; provided, however, that installments of principal and interest which are due on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 3.7.

                  (b) If a Holder of any Note called in whole or in part for redemption shall not be so paid due to a failure of the Trustee to remit funds timely deposited by the Issuer, the Issuer shall have no liability as a result of such failure and the principal amount thereof shall, until paid, continue to bear interest from the Redemption Date at the related Note Interest Rate until payment of principal is made.

                  (c) If less than the principal amount of all Notes Outstanding are to be redeemed on any Redemption Date, such Notes shall be redeemed pro rata from available funds as nearly as practicable in the judgment of the Trustee, observing in the process authorized denominations in accordance with Section 3.2 of this Indenture and shall be applied in installments of principal payable on the affected Note in the reverse order of maturity in accordance with the schedule attached to such Note.

                  (d) Installments of interest and principal due on or prior to a Redemption Date shall continue to be payable to the Holders of Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of Section 3.7. Except as otherwise specifically provided herein, the election of the Issuer to redeem any Notes pursuant to this Section shall be evidenced by an Issuer Order directing the Trustee to make the payment of the Redemption Price on all of the Notes to be redeemed from monies deposited with the Trustee pursuant to Section 10.4 or otherwise available to the Trustee in accordance with this Indenture for the purpose of redeeming Notes.

         Section 10.6  Defeasance

                  (a) If, on any Payment Date, there is held by the Trustee Defeasance Collateral (which may include the balance on deposit in the Liquidity Reserve Account, to the extent it is invested in cash and Defeasance Collateral, if so elected by the Issuer), and in such principal amounts bearing interest at such rates and with such maturities as will provide, according to verification by a nationally recognized firm of independent certified public accountants, sufficient funds to pay (1) all scheduled principal of and interest (if Notes are to be redeemed before the Maturity Date), on the Notes to the Redemption Date or the Maturity Date as shall be elected by the Issuer, and (2) all Defeasance Expenses (in cash) due to the Noteholders, the Trustee and the Servicer, then upon written notice from the Issuer to the Trustee and to the Noteholders, the Trustee and the Noteholders shall cease to be entitled to any benefit or security under this Indenture except for the right to receive payment of the funds so held and other rights which by their nature cannot be satisfied prior to or simultaneously with termination of the lien hereof, the security interests created by this Indenture (except in such funds and investments) shall terminate, and the Issuer and the Trustee shall execute and deliver such instruments as may be necessary to discharge the Trustee's lien and security interests created hereunder for the benefit of the Trustee and the Noteholders. Upon such defeasance, the funds and investments required to pay the Notes and to pay the Defeasance Expenses shall be irrevocably set aside for that purpose, and money held for defeasance shall be invested only as provided above in this section and applied by the Trustee to the retirement of the Notes and payment of the Defeasance Expenses. Any funds or property held by the Trustee and not required for payment or redemption of Notes and payment of Defeasance Expenses shall be distributed to the order of the Issuer upon such indemnification, if any, as the Trustee may reasonably require. If any Notes are to be defeased to a Redemption Date before the Maturity Date, the Notes to be defeased shall be subject to redemption on such Redemption Date at the Redemption Price, and the Trustee shall be deemed to have been instructed to distribute and shall distribute a notice of redemption of such Notes as and when required hereunder.

                  (b) Upon defeasance of all of the Notes Outstanding, the Issuer shall pay to the Servicer, a fee in the amount of 0.25% per annum of the aggregate Note Principal Balance of Outstanding Notes.

                                   ARTICLE XI.

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         Section 11.1  Payment of Principal and Interest

                  The Issuer shall duly and punctually pay the principal of and interest on the Notes, subject to and in accordance with the terms of the Notes and this Indenture.

         Section 11.2  Maintenance of Office or Agency

                  The Issuer shall maintain an office or agency within the United States of America where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee its office or agency for each of said purposes. The Issuer shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders or exchanges may be made or served at the Corporate Trust Office. As of the date hereof, on the Issue Date, and at all times since its formation, the chief executive office and place of business of the Issuer is and has been located at 103 Foulk Road, Wilmington, Delaware 19803.

         Section 11.3  Money for Note Payments to Be Held in Trust

                  Subject to any applicable escheat law, any money deposited with the Trustee in trust for payment to the Noteholders on any Payment Date and remaining unclaimed for three years after such payment has become due and payable shall be paid to the Issuer on Issuer Request; and any Noteholder with a right to or interest in such money shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee with respect to such trust money, shall thereupon cease; provided, however, that the Trustee, before being required to make any such repayment, shall at the expense of the Issuer send by first class mail to each Noteholder with a right to or interest in monies due and payable but not claimed, at the last address as shown on the Note Register for such Noteholders, and cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Trustee's Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 60 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to each Noteholder whose right to or interest in monies due and payable but not claimed is determinable from the records of the Trustee, at the last address as shown on the Note Register for such Noteholder).

         Section 11.4.  Continued Existence; Observance of Organizational
Documents

                  The Issuer shall keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware, shall operate in accordance with, and subject to the limitations set forth in, its Organizational Documents and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified shall have a material adverse effect on the validity and enforceability of this Indenture or the Notes.

         Section 11.5.   Protection of Collateral

          (a) The Issuer covenants to file or cause to be filed all UCC Financing Statements and any related forms necessary or desirable to be filed with respect to the Collateral in the United States Patent and Trademark Office within ten (10) Business Days of the applicable Closing Date and in the United States Copyright Office within thirty (30) days of the applicable Closing Date.

          (b) The Issuer shall from time to time execute and deliver to the Trustee, the Servicer and such other parties as the Issuer shall deem appropriate all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action as is necessary or advisable to:

               (i) ensure a first priority, perfected security interest in all or any portion of the Collateral;

               (ii) maintain or preserve the lien of this Indenture or carry out the purposes hereof;

               (iii) protect the validity of any Grant made by this Indenture;

               (iv) enforce any of the  Collateral  or, where  appropriate,  any
                    security   interest  in  the  Collateral  and  the  proceeds
                    thereof;

               (v) preserve and defend the Issuer's title to the Collateral and the rights of the Noteholders therein against the claims of all persons and parties subject to the rights of licensees under the Licenses; or

               (vi) record or  register  the  Issuer's  ownership  of all of the
                    Trademarks of record in the Territory;

but in the foregoing cases of items (i) through (v), only to the extent the same can be achieved by recordation or filing under the laws of the Covered Jurisdictions, and in the foregoing case of item (vi), only to the extent the same can be achieved by recordation or filing under the laws of the Territory.

          (c)  For avoidance of doubt, the Issuer agrees that:

               (i) In the event that, on any Payment Date following any Closing Date, the DSCR is less than 1.6 to 1.0 (i.e., 160%), it shall, promptly, but in no event more than 180 days, (i) cause the recordation of its title to the Primary Marks BONGO, JOE BOXER, RAMPAGE and, if and when acquired by the Issuer, JNCO, in all jurisdictions in which such title has not previously been recorded and (ii) file in all jurisdictions in which a filing can be made to perfect the lien of the Indenture on the Primary Marks BONGO, CANDIE'S, JOE BOXER, RAMPAGE and, if and when acquired by the Issuer, JNCO;

               (ii) In the event  that the  aggregate  Individual  Asset  Earned
                    Income for Assets related to any one of the Primary Marks BONGO, JOE BOXER, RAMPAGE or, if and when acquired by the Issuer, JNCO in a single jurisdiction exceeds $10,000 in any single fiscal year of the Issuer, the Issuer shall, on or before the first Payment Date following such fiscal year, cause the recordation of its title to such Primary Mark in such jurisdiction unless such title has been previously been recorded therein; and

               (iii) In the event that the  aggregate  Individual  Asset  Earned
                    Income for Assets related to any of the Primary Marks BONGO, CANDIE'S, JOE BOXER RAMPAGE or, if and when acquired by the Issuer, JNCO (but, for the avoidance of doubt, not in the case where such income is taken in the aggregate for all Primary Marks) in a single jurisdiction exceeds $250,000 in any single fiscal year of the Issuer, the Issuer shall, on or before the first Payment Date following such fiscal year, cause a filing to be made in such jurisdiction, to the extent legally possible, to perfect the lien of the Indenture on such Primary Mark and, if it is customary practice in such jurisdiction, deliver to the Trustee and Noteholders a customary opinion of counsel in such jurisdiction confirming that such filing was sufficient to perfect such lien to the extent the same can be accomplished by filing.

         Section 11.6. Biennial Opinion as to Collateral

                  On or before November 22nd in each second succeeding calendar year, commencing in 2007, the Issuer shall furnish to the Trustee, and to the Noteholders an Opinion of Counsel (which shall be independent counsel) either
(i) stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of any requisite documents as is necessary to maintain the lien and security interest created by this Indenture and the perfection and priority thereof as the same originally existed under and in accordance with this Indenture and reciting the details of such action or (ii) stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest; but in each of the foregoing cases, only to the extent the same can be achieved under the law of the United States or any state within the United States or the law of Canada or (if and to the extent such opinions are customarily given in Material Jurisdictions other than the United States and Canada) any other Material Jurisdiction, as applicable. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of such requisite documents that shall, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture and the perfection and priority thereof until November 22, 2015 in the second succeeding calendar year, based upon the state of the law and facts in existence at the time of delivering the opinion.

         Section 11.7. Negative Covenants

                  The Issuer shall not:

               (i) sell, transfer, exchange or otherwise dispose of any of the Collateral (except as expressly permitted by the Management Agreement or this Indenture); or

               (ii) claim  any  credit  on,  or make  any  deduction  from,  the principal or interest payable in respect of the Notes by reason of the payment of any taxes levied or assessed upon any of the Collateral; or

               (iii) amend (a) either  Section 7,  Section 8(g) or Section 25 of its Limited Liability Company Agreement or (b) any Transaction Document without receiving approval thereof by Act of the Noteholders (which may not be unreasonably withheld); or

               (iv) (a) permit the validity or  effectiveness  of this Indenture to be impaired, or permit this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations of this Indenture, except as may be expressly permitted hereby and thereby, (b) permit any lien, charge, security interest, mortgage or other encumbrances, other than the Lien of this Indenture and Licenses, to be created on or extended to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof or incur any indebtedness other than the Notes, or (c) permit this Indenture not to constitute a valid first priority security interest in the Collateral to the extent the same can be achieved by filing under the laws of the Covered Jurisdictions, as applicable; or

               (v) change the state of its organization without thirty days' prior written notice to the Trustee, accompanied by such evidence of actions to be taken as shall be necessary to continue the perfection of the lien on the Collateral to the extent the same can be achieved by filing under the laws of the Covered Jurisdictions, as applicable; or

               (vi) (i) institute,  or consent to the institution of, bankruptcy or insolvency proceedings in respect to the Issuer, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or seek or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or any substantial part of its assets, or make any assignment for the benefit of creditors, or admit in writing its inability to pay its debts generally as they become due, or take any corporate action in furtherance of any such action; or (ii) consolidate, merge, dissolve or liquidate, in whole or in part; or

               (vii) except for Indebtedness as may be expressly permitted under this Indenture, incur, assume or guaranty any Indebtedness except for such Indebtedness as has been approved by the Noteholders; or

               (viii) except as contemplated in the Management Agreement,  enter into any material amendment or supplement to or modification of the Assets or grant any material waiver or consent under the Assets; or

               (ix) issue any bonds,  notes or other  obligations other than the
                    Notes.

         Section 11.8.    Statement as to Compliance

                  The Issuer shall deliver to the Trustee, the Noteholders and the Servicer, on or before each January 31 (commencing January 31, 2006), a written statement signed by the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Issuer stating, as to each signer thereof, that

               (1) a review of the activities of the Issuer during the preceding calendar year (or such lesser period in the case of the first such statement) and of performance under this Indenture has been made under his supervision; and

               (2) the Issuer has fulfilled all its obligations in all material respects under this Indenture throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such Default known to him and the nature and status thereof.

         Section 11.9.   Inspection

                  At any time and from time to time, the Issuer shall permit the Trustee, the Servicer and the Noteholders, or their respective agents or representatives, during regular business hours and without charge: (i) to examine and make copies of and abstracts from the books and records (financial and corporate) of the Issuer, and (ii) to visit the offices and properties of the Issuer for the purpose of reviewing and examining such books and records and discussing matters relating thereto and to the performance of the Issuer under this Indenture with any of the officers or employees of the Issuer having knowledge of such matters or with the Issuer's outside auditors.

         Section 11.10.  Limited Purpose

                  The Issuer shall not engage in any business other than the transactions permitted by its Organizational Documents.

         Section 11.11.  Issuer Ownership

                  The Issuer agrees that its books and records will reflect its ownership of the Collateral, subject to the liens and security interests created by this Indenture.

         Section 11.12.  Enforcement of Transaction Documents

                  The Issuer shall take all actions necessary, and diligently pursue all remedies available to it, to enforce the obligations of each other party to a Transaction Document to secure its and the Noteholders' rights thereunder, provided, that prior to taking any action in the name of the Noteholders, it shall receive the written consent of the Noteholders.

         Section 11.13.  Representations and Warranties

                  The Issuer, as of the date hereof and as of each Closing Date, hereby represents and warrants the following:

                  (a) Except for the interests created by Licenses, the Issuer is the owner of all of the Collateral free of liens and encumbrances, the Issuer has not assigned any interest or participation in any Collateral, and the Issuer has full right to Grant such Collateral to the Trustee for the benefit of the Noteholders.

                  (b) The Issuer has Granted a security interest in all of its right, title, and interest in the Collateral to the Noteholders.

                  (c) The Notes have not been registered under the Securities Act nor pursuant to the securities or blue sky laws of any State.

                  (d) The Trustee will, upon proper filing and/or recording of UCC financing statements, copyright documents and trademark documents, as applicable, in the Covered Jurisdictions by the Issuer or the Servicer on the Issuer's behalf, have a perfected first priority security interest in each item of Collateral, free from any lien, security interest encumbrance or other right, title or interest of any Person, except for any Lien created by this Indenture and the Licenses, but in all cases only to the extent the same can be achieved by filing under the laws of the Covered Jurisdictions, as applicable.

                  (e) The Issuer has its chief executive office at 103 Foulk Road, Wilmington, Delaware 19803.

                  (f) The Issuer, (i) is a limited liability company, duly organized, validly existing in good standing under the laws of Delaware; (ii) has requisite power and authority and all licenses and permits to own and operate its properties to carry on its business as now conducted, and to enter into and perform its obligations under each Transaction Document to which it is a party and the transactions contemplated thereby, including, the issuance and sale of the Notes and the performance of its obligations thereunder; and (iii) has been duly qualified and is authorized to do business and, if applicable, is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction where the failure to be so qualified would have a material adverse effect on its ability to conduct its business.

                  (g) Each Transaction Document (other than the Notes) to which the Issuer is a party has been duly authorized and, when executed and delivered by the Issuer will constitute valid, binding and enforceable obligations of the Issuer in accordance with its terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Issuer and to general principles of equity.

                  (h) No event has occurred and is continuing that constitutes a Default or an Event of Default under, and as defined in, this Indenture, the Servicing Agreement or any other Transaction Document. Neither the execution and delivery of any Transaction Document by the Issuer, the consummation of the transactions contemplated thereby nor the satisfaction of the terms and conditions of the Transaction Documents (i) conflicts with or results in any breach or violation of any provision of the Organizational Documents of the Issuer, or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Issuer, or any of its properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Issuer; or (ii) constitutes a default by the Issuer under or a breach of any provision of this Indenture or any contract, agreement, mortgage or other instrument to which it is a party or by which it or any of its properties are or may be bound or affected or (iii) results in the creation or imposition of any lien upon any of the properties or assets of the Issuer pursuant to the terms of any mortgage, deed of trust, contract, agreement, charter instrument, by-law or other instrument.

                  (i) The Notes have been duly and validly authorized by the Issuer and, when duly and validly executed in accordance with this Indenture, will be validly issued and outstanding and entitled to the benefits of this Indenture and will constitute valid and legally binding obligations of the Issuer, enforceable against the Issuer in accordance with their terms, subject, as to the enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Issuer and to general principles of equity.

                  (j) The Issuer had at all relevant times and now has full power and authority to originate, own and, has full power and authority to Grant the Collateral, has duly authorized such Grant by all necessary action, and does not require any member approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Issuer other than such as have been obtained.

                  (k) There is no pending action, suit, proceeding or investigation, including, but not limited to, any such proceeding or investigation resulting from the ownership or use of any of the Collateral, against or affecting the Issuer before any administrative agency, arbitrator or governmental body or, to the best knowledge of the Issuer, any threatened action or proceeding, including but not limited to any such proceeding or investigation resulting from the ownership or use of any of the Collateral, against or affecting the Issuer before any of the foregoing which, if decided adversely to the Issuer, would materially affect (i) the condition (financial or otherwise), business, properties, prospects, profits or operations of the Issuer, (ii) the ability of the Issuer to perform its obligations under, or the validity or enforceability of, any Transaction Document to which it is a party or (iii) the Noteholders' ability to foreclose or otherwise enforce their interest in the Collateral as contemplated under this Indenture and the Servicing Agreement. This Issuer is not subject to any order of any court, governmental authority or agency or arbitration board of tribunal.

                  (l) No consent, approval, authorization, order of, or filing, registration, application with any court or other governmental authority in respect of the Issuer is necessary or required under the law of the United States or any state within the United States (or other Covered Jurisdictions in the case of filings to perfect the Lien of the Indenture) in connection with the authorization, execution, delivery or performance by the Issuer of this Indenture or any other Transaction Document to which it is a party or any of the other documents or transactions contemplated thereby, including without limitation, the pledge of the Collateral to the Noteholders, the servicing of the Collateral, or the offer, issue, sale, delivery or performance of the Notes, other than that consent, approval, authorization, order, filing, registration or qualification which has been, or will be promptly, made or obtained in the United States (or the other Covered Jurisdictions in the case of filings to perfect the Lien of the Indenture); provided that no representation is made with respect to filings of qualifications under the "Blue Sky" laws of the various states within the United States.

                  (m) None of the transactions contemplated herein (including, without limitation thereof, the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities Exchange Act, or any regulations thereto, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II; provided that the Issuer is not responsible for any such violation that results from the status of a Noteholder. The Issuer does not own or intend to carry or purchase, and no proceeds from the sale of the Notes will be used by the Issuer to purchase, any "margin stock" within the meaning of said Regulation U.

                  (n) The representations and warranties of the Issuer in each of the Servicing Agreement, the Note Purchase Agreement, the 2005 Note Purchase Agreement, the 2005-B Note Purchase Agreement, this Indenture and the other Transaction Documents to which it is a party are true and correct and are hereby incorporated by reference as if each such representation and warranty were specifically made herein.

                  (o) The Issuer is not a party to any contract or agreement, or subject to any charter or other legal restriction, which materially and adversely affects its business as contemplated in the Transaction Documents. The Issuer has not agreed to cause or permit in the future (upon the happening of a contingency or otherwise) any of its properties or any of the Collateral, other than as otherwise set forth in this Indenture, whether now owned or hereafter acquired, to be subject to a lien not permitted by this Indenture.

                  (p) For so long as any of the Notes are Outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Issuer will cause to be provided to the Noteholders and any prospective purchaser of Notes designated by a Holder of such Notes, upon the request of such Holder or prospective purchaser, the information required to be provided to such Holder or prospective purchaser by Rule 144A(d)(4) under the Securities Act.

                  (q) The Issuer does not intend to treat the Notes and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Issuer determines to take any action inconsistent with such intention, it will promptly notify the Noteholders hereof. If the Issuer so notifies the Noteholders, the Issuer acknowledges that one or more of the Noteholders may treat its Notes as part of a transaction that is subject to Treasury Regulations 301.6112-1, and that such Noteholder or Noteholders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

                  (r) The Issuer is not (i) a country, territory, organization, person or entity name on an OFAC list; (ii) a Person that resides or has a place of business in a country or territory named on such lists or which is designated as a Non-Cooperative Jurisdiction by the Financial Action Task Force on Money Laundering ("FATF"), or whose subscription funds are transferred from or through such a jurisdiction; (iii) a "Foreign Shell Lender" within the meaning of the USA PATRIOT Act, i.e., a foreign bank that does not have a physical presence in any country and that is not affiliated with a bank that has a physical presence and an acceptable level of regulation and supervision; or (iv) a person or entity that resides in or is organized under the laws of a jurisdiction designated by the United States Secretary of this Treasury under Section 311 or 312 of the USA PATRIOT Act as warranting special measures due to money laundering.

         Section 11.14.   Certain Covenants

                  (a) The Issuer agrees that any Person, designated in writing by a Noteholder may, upon reasonable prior written notice, consult with proper officials of the Issuer and (subject to consent by the Servicer under the Servicing Agreement) the Servicer at such times during normal business hours and as often as such Person may reasonably request regarding the information required to be furnished pursuant to the Servicing Agreement or regarding the performance of the Issuer's covenants and agreements contained in this Indenture or any of the Transaction Documents to which it is a party.

                  (b) The Issuer will comply in all material respects with all requirements of law applicable to the Issuer relating to the performance of its obligations under this Indenture and the Notes.

                  (c) The Issuer agrees to furnish the Noteholders copies of each of the Transaction Documents and any documents to be furnished pursuant to the terms of the Transaction Documents and such other information and documents relating to the Notes and the Collateral any Noteholder may reasonably request.

                  (d) The Issuer will pay or cause to be paid all present and future recording and filing fees, and all legal, financial and miscellaneous out-of-pocket expenses and costs incurred by the Issuer in connection with the negotiation of and consummation of the transactions contemplated by this Indenture and the issuance and sale of the Notes. The Issuer further agrees that it will pay or cause to be paid, promptly upon demand, any reasonable out of pocket expense incurred by the Noteholders in connection with the making of amendment to, or the giving of any release, consent or waiver in respect of, this Indenture and any document executed pursuant hereto or thereto, whether or not consummated, including the reasonable fees and disbursements of counsel for the Noteholders in connection therewith. The obligations of the Issuer under the preceding sentences shall be subject to the priority of distributions set forth in Section 13.1 hereof and shall survive the termination of this Indenture, the transfer of any Note or portion thereof or interest therein by a Noteholder and the payment of any Note.

                  (e) The Issuer will add to Schedule 1 to the Second Amended and Restated Standard Definitions, included herein as Appendix A, a description of and required information pertaining to: (i) each separate and identifiable Asset in which it has ownership rights but which was not listed thereon at a Closing Date (whether or not it was in existence on a Closing Date) promptly after the jurisdiction in which it generates income for the Issuer becomes a Material Jurisdiction and (ii) without duplication, each separate and identifiable Asset not listed on such Schedule 1 at a Closing Date promptly after the same is conveyed to the Issuer pursuant to Section 2.2(b) of the Contribution Agreement or Section 2.2(b) of the Joe Boxer Contribution Agreement.

                  (f) The Issuer will promptly following the conveyance of an Asset to the Issuer (or Release of an Asset) or upon the loss, sale or defeasance of an Asset from the Issuer, update the schedules and exhibits attached to the Transaction Documents, with copies to the Servicer, Trustee and Noteholders.

                  (g) The Issuer will comply with, and obey the terms and provisions of, its Organizational Documents and will not take any action which it is prohibited from taking under its Organizational Documents.

                  (h) The Issuer will maintain, or be a subject insured party under, insurance of the type that is customarily maintained by business entities of the same type and scale as the Issuer.

                  (i) For so long as any of the Notes remain Outstanding, the Issuer will not (x) merge or consolidate with or into any other entity or engage in any other business combination with any other entity or (y) sell or transfer all or substantially all of its assets other than in conformity with the Transaction Documents.

                  (j) The Issuer shall seek to enter into Licenses in the future that permit the Obligors thereunder to be audited with respect to performance under such Licenses.

                  (k) The Issuer shall notify the Noteholders of any litigation in which the Issuer is a party, promptly upon the Issuer's receipt of notice of the filing of such litigation, in writing by delivery by a reputable courier service or by registered mail (return receipt requested), all charges prepaid.

         Section 11.15.    Submission to Jurisdiction

                  THIS INDENTURE SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND ITS VALIDITY, CONSTRUCTION AND EFFECT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS WHOLLY PERFORMED THEREIN. THE VENUE FOR ANY AMOUNT, SUIT OR PROCEEDING ARISING FROM OR BASED UPON THIS INDENTURE SHALL BE THE APPROPRIATE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK. ACCORDINGLY, THE ISSUER AGREES THAT ANY ACTION, SUIT OR PROCEEDING ARISING FROM OR BASED ON THIS INDENTURE SHALL BE COMMENCED IN AND DETERMINED BY THOSE APPROPRIATE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK IN THE STATE OF NEW YORK; THE PARTIES HEREBY WAIVE ANY OBJECTION TO THE PROPRIETY OR CONVENIENCE OF VENUE IN SUCH COURTS OR TO THE JURISDICTION OF THE COURTS OVER EITHER PARTY AND AGREE THAT ANY JUDGMENT ENTERED THEREIN MAY BE ENFORCED WITH NO FURTHER DEFENSE OR OFFSET IN ANY JURISDICTION IN WHICH THE DEFENDANT IS A CITIZEN, RESIDES OR OWNS PROPERTY.

         Section 11.16. Representations with Respect to Assets. On and as of the date of this Indenture, and on and as of each date on which an Asset becomes subject to the Lien of this Indenture, the Issuer represents with respect to such Asset which the Issuer pledges to the Trustee hereunder, that:

               (a) Payments After a Closing Date. No monies or other contingent compensation shall be payable after a Closing Date to any person, firm or corporation with respect to any exploitation of the Assets which occurred prior to a Closing Date.

               (b) No Defaults. The execution and implementation of this Indenture shall not result in the breach of any conditions or constitute a default (with or without notice or the lapse of time, or both) under any license or agreement constituting a portion of the Assets pledged hereunder or to which any of the Assets pledged hereunder is subject. Neither the Issuer nor, to the Issuer's knowledge, any person, firm or corporation associated with or deriving rights through or from the Issuer, is in breach or is in default of any applicable agreement constituting a portion of the Assets which the Issuer pledges to the Trustee or to which any of such Assets are subject on the date of execution of this Indenture.

               (c) Advances. No advances or other charges heretofore received by the Issuer in connection with the Assets which the Issuer pledges to the Trustee remain recoupable at any time from and after a Closing Date from any License Income earned at any time either before or after the date of this Indenture, except as listed on Exhibit C to each of the Contribution Agreement, the Joe Boxer Contribution Agreement, the Rampage Contribution Agreement and, to the extent the JNCO Acquisition occurs, the JNCO Contribution Agreement.

               (d) Non-Contravention. Neither the Issuer's exercise of any of the rights, licenses, privileges and properties regarding the Assets pledged hereunder nor the Issuer's right, title and interest in and to the Assets pledged hereunder will violate or infringe on any common law or statutory rights of any person, firm or corporation, except such violations or infringements outside the First Stage Covered Jurisdictions as would not have a material adverse effect on the business of the Issuer.

               (e)  [RESERVED].

               (f) Exhibits and Schedules Accurate. All of the information set forth in the exhibits and schedules attached hereto and the Third Amended and Restated Standard Definitions is complete and accurate in all material respects. No information supplied in writing by, or on behalf of, the Issuer in connection with the transactions contemplated by this Indenture, in each case as of each Closing Date or on a future date on which an Asset becomes subject to the Lien of this Indenture, as the case may be, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein, in light of the circumstances under which they were made, not misleading.

               (g)  Ownership of the Trademarks.

               (i) Exhibit E-1A contains a true and complete list of all registrations and pending applications for the Trademarks in the First Stage Territory owned by the Issuer, with the exception of intent-to-use applications filed within the United States, all of which registrations exist, are subsisting and are validly registered except as provided therein and all of which applications are validly pending. Exhibit E-1B contains a true and complete list of all registrations and pending applications in the Second Stage Territory. Exhibit E-1C contains a true and complete list of additional registrations and pending applications owned by Caruso and not in the First Stage Territory. All of the Trademarks set forth in Exhibit E-1A, except to the extent otherwise provided therein, are currently in use on the goods set forth in the registrations for Trademarks in the First Stage Covered Jurisdictions.

               (ii) Notwithstanding  anything  contained  in  Exhibit F, (i) the
                    Issuer owns all right, title and interest in and to the Trademarks related to and including the Primary Marks CANDIE'S, BONGO, JOE BOXER and RAMPAGE for use in the First Stage Territory; (ii) the Issuer has the full and exclusive right, subject to the related Licenses, to use and to license the use of the Trademarks related to and including the Primary Marks CANDIE'S, BONGO, JOE BOXER in the First Stage Territory; and (iii) the consummation of the transactions contemplated by the Transaction Documents will not alter or impair any of the foregoing such rights. The use by the Issuer in the First Stage Territory of the Trademarks related to and including the Primary Marks CANDIE'S, BONGO, JOE BOXER and RAMPAGE will not infringe on the rights of any Person, except such infringements outside the First Stage Covered Jurisdictions as would not have a material adverse effect on the business of the Issuer.

               (iii) Except as provided in Exhibit F, no claim has been asserted against the Issuer or any Affiliate thereof by any Person to the use of, and the Issuer has no knowledge of the use by any person (other than the licensees under the Licenses) of, any of the Trademarks related to and including the Primary Marks CANDIE'S, BONGO, JOE BOXER and RAMPAGE in the First Stage Territory, and there is no valid basis for such claim with respect to the Trademarks or for any person (other than the licensees under the Licenses) to use any of the Trademarks related to and including the Primary Marks CANDIE'S, BONGO, JOE BOXER and RAMPAGE in the First Stage Territory, except such claims or uses outside the First Stage Covered Jurisdictions as would not have a material adverse effect on the business of the Issuer.

               (iv) Each of the Trademarks  related to and including the Primary
                    Marks CANDIE'S, BONGO, JOE BOXER and RAMPAGE is valid, subsisting and enforceable in the First Stage Territory, with the exception of such Trademarks the lack of enforceability of which outside the First Stage Covered Jurisdictions would not have a material adverse effect on the business of the Company. There is vested in the Issuer title to the Trademarks related to and including the Primary Marks CANDIE'S, BONGO, JOE BOXER and RAMPAGE and related Trademarks for use in the First Stage Territory, free and clear of all Liens (other than such Liens with respect to the Licenses and such Liens as may arise from actions or inactions of the Issuer).

               (h)  Additional Representations with Respect to the Licenses.

               (i) Exhibit E-2 lists all licenses and other agreements relating to the use of any of the Trademarks, respectively, in the Territory. All of the Licenses are valid and in full force and effect, except as set forth in Exhibit E-2, there are no existing defaults (or events that, with notice or lapse of time or both, would constitute a default) by any party thereunder. No claim has been asserted by any Person challenging or questioning the validity or effectiveness of any of the Licenses and there is no valid basis for any such claim. The Issuer has not, other than pursuant to the Licenses, licensed or authorized any other Person to use the Primary Marks CANDIE'S, BONGO, JOE BOXER or RAMPAGE, or any related Trademarks, respectively, in the First Stage Territory, or granted to any other Person any other right with respect thereto. Except for the Licenses, no agreement to which the Issuer is a party or by which its assets are bound restricts or in any way affects the Primary Marks CANDIE'S, BONGO, JOE BOXER or RAMPAGE, or any related

                    Trademarks, respectively, or the right to use thereof in the First Stage Territory. There is vested in the Issuer title to all of the Licenses free and clear of all Liens (other than such liens with respect to the Licenses and such Liens as may arise from actions or inactions of the Issuer).

               (ii) The  Issuer  has  considered  the  activities  of all of the licensees under the Licenses and has verified that the products manufactured, sold or offered for sale under the Trademarks by such licensees meet the quality control standards set forth in such Licenses and all other such standards promulgated by the Issuer.

               (iii) No License is a Defaulted Contract Asset.

               (iv) All  required   consents,   assignment   and/or   assumption
                    agreements or notices, if any, have been obtained or delivered in the manner required by each License.

               (v) To the Issuer's best knowledge, the Obligors under Canadian Licenses have not sold products bearing the trademarks covered by such Licenses in the United States.

         Section 11.17.  Survival of Indenture Representations and Warranties

                  The Issuer hereby agrees that each representation and warranty made by it in the Original Indenture, the First Amended and Restated Indenture and the Second Amended and Restated Indenture shall survive notwithstanding the exchange and cancellation of the Original Notes and the Subordinate Notes and the issuance of the July Notes or the exchange and cancellation of the July Notes and the issuance of the Notes. Each of the representations and warranties of the Issuer in the Original Indenture, the First Amended and Restated Indenture and the Second Amended and Restated Indenture are true and correct as of the date thereof and are hereby incorporated by reference.

                                  ARTICLE XII.

                       ACCOUNTS, ACCOUNTINGS AND RELEASES

         Section 12.1.  Collection of Money

                  Except as otherwise expressly provided herein, the Trustee shall be forwarded all money and other property payable to or receivable by the Issuer pursuant to the Collateral from the Servicer as provided in Section 2.2(c) of the Servicing Agreement and as otherwise provided in this Indenture. The Trustee shall hold all such money and property so received by it as part of the Collateral, shall deposit the same into the Collection Account, and shall apply it as provided in this Indenture.

         Section 12.2.  Accounts

                  (a) Liquidity Reserve Account. The Issuer shall establish with the Trustee and the Trustee shall maintain a segregated trust account (the "Liquidity Reserve Account"), which shall be in the name of the Trustee "as trustee on behalf of the Holders of the IP Holdings LLC Asset-Backed Notes," and which shall be in an Eligible Financial Institution, for the receipt of funds deposited into the Liquidity Reserve Account. On or before the applicable Closing Date, the Issuer shall deposit or cause to be deposited into the Liquidity Reserve Account an amount equal to the related Initial Liquidity Reserve Deposit Amount, such that the total amount on deposit therein shall equal $4,610,000. Thereafter, the Trustee shall deposit to the Liquidity Reserve Account the amounts referred to in Section 13.1. If the bank with which the Liquidity Reserve Account is held ceases to be an Eligible Financial Institution, the Trustee shall within five (5) days of obtaining actual knowledge of such cessation and the identity of the replacement Eligible Financial Institution selected by the Issuer, transfer the Liquidity Reserve Account to an account maintained with a replacement Eligible Financial Institution selected by the Issuer (unless an Event of Default shall have occurred and not been waived, in which case, such Eligible Financial Institution shall be selected by the Trustee). The Issuer shall promptly (within two Business Days) notify the Trustee of any such selection. Funds in the Liquidity Reserve Account shall not be commingled with any other monies. All payments to be made from time to time by the Trustee to the Noteholders out of funds in the Liquidity Reserve Account pursuant to this Indenture shall be made by the Trustee as Paying Agent. Funds on deposit in the Liquidity Reserve Account shall be invested in Eligible Investments at the written direction of the Issuer. On the day preceding each Payment Date, any interest or other earnings realized on funds on deposit in the Liquidity Reserve Account shall be transferred and credited to the Collection Account. The maximum permissible maturity or, if applicable, the latest redemption date of any Eligible Investments made with amounts on deposit in the Liquidity Reserve Account shall be not later than the Business Day preceding the next succeeding Payment Date or Redemption Date. All monies deposited from time to time in the Liquidity Reserve Account pursuant to this Indenture shall be held by the Trustee as part of the Collateral for the exclusive benefit of the Holders as herein provided. Monies in the Liquidity Reserve Account shall be subject to withdrawal pursuant to this Indenture, including Section 13.2 of this Indenture.

                  (b) Collection Account. The Issuer shall establish with the Trustee and the Trustee shall maintain a segregated trust account (the "Collection Account") which shall be in the name of the Trustee "as trustee on behalf of the Holders of the IP Holdings LLC Asset-Backed Notes," and which shall be in an Eligible Financial Institution, for the receipt of, and there shall be deposited into the Collection Account, payments to be deposited therein as provided herein. If the bank with which the Collection Account is maintained ceases to be an Eligible Financial Institution, the Trustee shall transfer the Collection Account to an account maintained with an Eligible Financial Institution selected by the Issuer (unless an Event of Default shall have occurred and not been waived, in which case, such Eligible Financial Institution shall be selected by the Trustee). The Collection Account shall relate solely to the transactions contemplated in this Indenture, and funds in such account shall not be commingled with any other monies. All payments to be made from time to time by the Trustee to the Noteholders out of funds in the Collection Account pursuant to this Indenture shall be made by the Trustee as Paying Agent. Funds on deposit in the Collection Account shall be invested in Eligible Investments at the written direction of the Issuer. The maximum permissible maturity or, if applicable, the latest redemption date of any Eligible Investments made with amounts on deposit in the Collection Account shall be not later than the Business Day preceding the next succeeding Payment Date or a Redemption Date, as applicable. All monies deposited from time to time in the Collection Account pursuant to this Indenture shall be held by the Trustee as part of the related Collateral as herein provided. Monies in the Collection Account shall be subject to withdrawals pursuant to this Indenture, including Section 13.1 and Section
10.3 of this Indenture. The Paying Agent agrees to make withdrawals from the Collection Account upon direction from the Servicer as set forth in Section 2.2(d) of the Servicing Agreement.

                  (c) Lockbox Account The Trustee is hereby authorized to establish and maintain with an Eligible Financial Institution in Delaware, which may be the Wilmington Trust Company, in the name of the Trustee "as trustee for benefit of the Holders of the IP Holdings LLC Asset-Backed Notes", from time to time, such sub-accounts, sub-ledger accounts and lockbox accounts (collectively, the "Lockbox Account") as part of, for the purposes of administering the payments to, the Collection Account, remitted by the obligated parties under the Collateral. All of the Trustee's rights, powers, immunities, indemnities and protections afforded herein shall also be afforded to it with respect to its administration of the Lockbox Account. The Eligible Financial Institution at which the Lockbox Account is established shall be under standing instructions from the Trustee to the effect that funds on deposit in the Lockbox Account if any, shall be deposited into the Collection Account pursuant to Section 13.4 of this Indenture.

                  (d) Revenue Reduction Account. The Issuer shall establish with the Trustee and the Trustee shall maintain a segregated trust account (the "Revenue Reduction Account") which shall be in the name of the Trustee "as trustee on behalf of the Holders of the IP Holdings LLC Asset-Backed Notes," and which shall be in an Eligible Financial Institution. All payments relating to the Issuer Revenue Reduction Cure shall be deposited by the Issuer into the Revenue Reduction Account. If the bank with which the Revenue Reduction Account is held ceases to be an Eligible Financial Institution, the Trustee shall within five (5) days of obtaining actual knowledge of such cessation and the identity of the replacement Eligible Financial Institution selected by the Issuer, transfer the Revenue Reduction Account to an account maintained with a replacement Eligible Financial Institution selected by the Issuer (unless an Event of Default shall have occurred and not been waived, in which case, such Eligible Financial Institution shall be selected by the Trustee). The Issuer shall promptly (within two Business Days) notify the Trustee of any such selection. Funds in the Revenue Reduction Account shall not be commingled with any other monies. All moneys deposited from time to time in the Revenue Reduction Account pursuant to this Indenture shall be held by the Trustee as part of the related Collateral as herein provided. Any interest or other earnings realized on funds on deposit in the Revenue Reduction Account shall be transferred and credited to the Collection Account within one Business Day of receipt by the Trustee. Investments on deposit in the Revenue Reduction Account, which were specifically intended by the Issuer to be liquidated in order to effect an Issuer Revenue Reduction Cure, shall be liquidated and transferred pursuant to a direction of the Servicer by the Trustee to the Collection Account on each Payment Date as may be necessary to pay the Issuer's obligations in connection with an Issuer Revenue Reduction.

                  (e) Renewal Reserve Account. The Issuer shall establish with the Trustee and the Trustee shall maintain a segregated trust account (the "Renewal Reserve Account"), which shall be in the name of the Trustee "as trustee on behalf of the Holders of the IP Holdings LLC Asset-Backed Notes," and which shall be in an Eligible Financial Institution, for the receipt of funds deposited into the Renewal Reserve Account. The Trustee shall deposit to the Renewal Reserve Account the amounts referred to in Section 13.1(a)(xi). If the bank with which the Renewal Reserve Account is held ceases to be an Eligible Financial Institution, the Trustee shall within five (5) days of obtaining actual knowledge of such cessation and the identity of the replacement Eligible Financial Institution selected by the Issuer, transfer the Renewal Reserve Account to an account maintained with a replacement Eligible Financial Institution selected by the Issuer (unless an Event of Default shall have occurred and not been waived, in which case, such Eligible Financial Institution shall be selected by the Trustee). The Issuer shall promptly (within two Business Days) notify the Trustee of any such selection. Funds in the Renewal Reserve Account shall not be commingled with any other monies. All payments to be made from time to time by the Trustee to the Noteholders out of funds in the Renewal Reserve Account pursuant to this Indenture shall be made by the Trustee as Paying Agent. Funds on deposit in the Renewal Reserve Account shall be invested in Eligible Investments at the written direction of the Issuer. On the day preceding each Payment Date, any interest or other earnings realized on funds on deposit in the Renewal Reserve Account shall be transferred and credited to the Collection Account. The maximum permissible maturity or, if applicable, the latest redemption date of any Eligible Investments made with amounts on deposit in the Renewal Reserve Account shall be not later than the Business Day preceding the next succeeding Payment Date or Redemption Date. All monies deposited from time to time in the Renewal Reserve Account pursuant to this Indenture shall be held by the Trustee as part of the Collateral for the exclusive benefit of the Holders as herein provided. Monies in the Renewal Reserve Account shall be subject to withdrawal pursuant to this Indenture.

                  (f) Prepaid Fee and Royalty Account. The Issuer shall establish with the Trustee and the Trustee shall maintain a segregated trust account (the "Prepaid Fee and Royalty Account"), which shall be in the name of the Trustee "as trustee on behalf of the Holders of the IP Holdings LLC Asset-Backed Notes," and which shall be in an Eligible Financial Institution, for the receipt of funds deposited into the Prepaid Fee and Royalty Account. The Trustee shall deposit to the Prepaid Fee and Royalty Account the amounts referred to in Section 13.1(a). If the bank with which the Prepaid Fee and Royalty Account is held ceases to be an Eligible Financial Institution, the Trustee shall within five (5) days of obtaining actual knowledge of such cessation and the identity of the replacement Eligible Financial Institution selected by the Issuer, transfer the Prepaid Fee and Royalty Account to an account maintained with a replacement Eligible Financial Institution selected by the Issuer (unless an Event of Default shall have occurred and not been waived, in which case, such Eligible Financial Institution shall be selected by the Trustee). The Issuer shall promptly (within two Business Days) notify the Trustee of any such selection. Funds in the Prepaid Fee and Royalty Account shall not be commingled with any other monies. All payments to be made from time to time by the Trustee to the Noteholders out of funds in the Prepaid Fee and Royalty Account pursuant to this Indenture shall be made by the Trustee as Paying Agent. Funds on deposit in the Prepaid Fee and Royalty Account shall be invested in Eligible Investments at the written direction of the Issuer. On the day preceding each Payment Date, any interest or other earnings realized on funds on deposit in the Prepaid Fee and Royalty Account shall be transferred and credited to the Collection Account. The maximum permissible maturity or, if applicable, the latest redemption date of any Eligible Investments made with amounts on deposit in the Prepaid Fee and Royalty Account shall be not later than the Business Day preceding the next succeeding Payment Date or Redemption Date. All monies deposited from time to time in the Prepaid Fee and Royalty Account pursuant to this Indenture shall be held by the Trustee as part of the Collateral for the exclusive benefit of the Holders as herein provided. Monies in the Prepaid Fee and Royalty Account shall be subject to withdrawal pursuant to this Indenture.

                  (g) JNCO Escrow Account. The Issuer shall establish with the Trustee and the Trustee shall maintain a segregated trust account (the "JNCO Escrow Account"), which shall be in the name of the Trustee "as trustee on behalf of the Holders of the IP Holdings LLC Asset-Backed Notes," and which shall be in an Eligible Financial Institution, for the receipt of funds deposited into the JNCO Escrow Account. On the Closing Date, using proceeds received from the issuance of the Notes, the Issuer shall deposit or cause to be deposited into the JNCO Escrow Account an amount equal to $12,000,000. If the bank with which the JNCO Escrow Account is held ceases to be an Eligible Financial Institution, the Trustee shall within five (5) days of obtaining actual knowledge of such cessation and the identity of the replacement Eligible Financial Institution selected by the Issuer, transfer the JNCO Escrow Account to an account maintained with a replacement Eligible Financial Institution selected by the Issuer (unless an Event of Default shall have occurred and not been waived, in which case, such Eligible Financial Institution shall be selected by the Trustee). The Issuer shall promptly (within two Business Days) notify the Trustee of any such selection. Funds in the JNCO Escrow Account shall not be commingled with any other monies. All payments to be made by the Trustee to the Noteholders out of funds in the JNCO Escrow Account pursuant to this Indenture shall be made by the Trustee as Paying Agent. Funds on deposit in the JNCO Escrow Account shall be invested in Eligible Investments at the written direction of the Issuer. On the day preceding each Payment Date, any interest or other earnings realized on funds on deposit in the JNCO Escrow Account shall be transferred and credited to the Collection Account. The maximum permissible maturity or, if applicable, the latest redemption date of any Eligible Investments made with amounts on deposit in the JNCO Escrow Account shall be not later than the Business Day preceding the next succeeding Payment Date or Redemption Date. All monies deposited from time to time in the JNCO Escrow Account pursuant to this Indenture shall be held by the Trustee as part of the Collateral for the exclusive benefit of the Holders as herein provided. Monies in the JNCO Escrow Account shall be subject to withdrawal pursuant to this Indenture

         Section 12.3.   Release of Assets

                  (a) If at any time the Issuer, the Servicer or any Noteholder has actual knowledge (or if the Trustee has received notice) that a Release Event with respect to any particular Asset has occurred, the party discovering such event shall notify the other parties.

                  (b) Upon receipt of notification or upon actual knowledge of a Release Event described in clause (a) of this Section 12.3, and if the Asset DSCR Test is not met, the Issuer shall exercise commercially reasonable efforts to eliminate or otherwise cure such Release Event.

                  (c) If the Issuer fails or is unable to eliminate or cure the Release Event within 60 days of actual knowledge thereof, then the Issuer shall pay the Release Price of the affected Asset on the Business Day next preceding the Redemption Date next following the expiration of such 60 day period. Upon payment of the Release Price of such Asset (as determined by the Servicer, which shall also be the Redemption Price of the Notes) to the Collection Account, the Asset shall be released from the Lien of this Indenture. The Release Price for the release of the affected Asset shall be deposited in the Collection Account and shall be applied to the redemption of Notes on such Redemption Date in accordance with Section 10.1 of this Indenture. The Issuer's obligation to pay any Release Price shall be limited to funds available therefor under the Contribution Agreement, the Joe Boxer Contribution Agreement, the Rampage Contribution Agreement or, to the extent the JNCO Acquisition occurs, the JNCO Contribution Agreement, as applicable, or this Indenture.

                  (d) The Issuer, may, with the prior written consent of the Noteholders, such consent to be given in the Noteholders' sole discretion, obtain a release of Asset(s) from the Lien of this Indenture by providing at least 45 days' prior written notice (the "Issuer's Notice") to the Trustee and the Noteholders setting forth (i) the Asset(s) to be released, (ii) the Redemption Date on which such Asset(s) will be released and (iii) an estimate of the Release Price to be deposited on the Redemption Date specified in such notice. Upon payment to the Collection Account of the Release Price of such Asset(s) (which shall also be the Redemption Price for the Notes), the Asset(s) specified in the Issuer's Notice shall be released from the Lien of this Indenture. The Release Price for the release of such Asset(s) shall be applied to the redemption of Notes on such Redemption Date in accordance with Section
10.1 of this Indenture.
         Section 12.4.   Accounting by Trustee to Issuer and the Noteholders
                         ---------------------------------------------------

                  Within five (5) Business Days following each Payment Date and Redemption Date, the Trustee shall render to the Issuer and the Servicer an accounting (the "Trustee Report"), certified by an authorized officer of the Trustee, of:

                  (i) the aggregate funds deposited in the Collection Account, the Liquidity Reserve Account, the Revenue Reduction Account, the Renewal Reserve Account, the JNCO Escrow Account and the Prepaid Fee and Royalty Account subsequent to the immediately preceding Payment Date or Redemption Date, as applicable;

                  (ii) the amount of principal (the total amount of principal and each amount allocable to the Candie's/Joe Boxer Principal Component, the Rampage Principal Component and the JNCO Principal Component) and the amount of interest paid to the Holders of the Notes;

                  (iii) any funds remaining in the Collection Account, the Liquidity Reserve Account, the Revenue Reduction Account, the Renewal Reserve Account, the JNCO Escrow Account and the Prepaid Fee and Royalty Account after payments of interest and principal as set forth pursuant to clause (ii) above; and

                  (iv) any discrepancy between the aggregate amount of principal remaining on the Notes after giving effect to the principal payment on the Notes on such Payment Date and the aggregate amount of principal remaining on the Notes as set forth on the Servicer's Report.

         Section 12.5.  Collateral

                  (a) The Trustee may, and when required by the provisions of Articles V, X and XII of this Indenture or otherwise hereunder shall, execute instruments to release property from the Lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not in violation of the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article XII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

                  (b) At the written request and expense of the Issuer and upon being supplied by the Issuer with appropriate forms therefor, the Trustee shall, at such time as there are no Notes Outstanding and all amounts due under this Indenture have been paid and the Lien of the Indenture has been discharged in accordance with Section 5.1 hereof, release the Collateral from the Lien of this Indenture and promptly deliver all Collateral held by it to the Issuer.

         Section 12.6.  Opinion of Counsel

                  The Trustee shall be entitled to receive at least ten (10) days' notice of any action to be taken pursuant to Section 12.5(a), accompanied by copies of any instruments involved, and the Servicer and the Noteholders shall also be entitled to receive, upon request, an Opinion of Counsel, in form and substance satisfactory to the Trustee, outlining the steps required to complete such action and stating that such action is permitted hereunder. The Trustee shall be entitled to rely conclusively on any such Opinion of Counsel as to the opinions expressed therein.

                                  ARTICLE XIII

                              APPLICATION OF MONIES

         Section 13.1.  Disbursements of Monies out of Collection Account

                  (a) On each Payment Date, the Trustee, shall, first, upon direction of the Manager withdraw funds from the Collection Account and transfer such funds to the Advertising Reserve Account in accordance with
                           Section 13.3 hereof, shall, second, in accordance with the Servicer's Report, withdraw any Nonrecurring Fees or Prepaid Royalty Amounts from the Collection Account and transfer the same to the Prepaid Fee and Royalty Account, and shall, third, pursuant to the Servicer's Report, withdraw funds from the Collection Account, and pay the following amounts from such funds in the following order of priority in all cases to the extent of the remaining Available Funds (except in the case of 13.1(a)(xi)) in the Collection Account on such Payment Date:

                  (i) to the Trustee, the Trustee Fee and all Trustee Costs up to $1,000 (the "Capped Trustee Costs");

                  (ii) to the Back-Up Manager, if then engaged, (A) the Back-Up Management Fee and, to the extent not previously distributed, the Back-Up Management Fee due on each prior Payment Date and (B) the Back-Up Manager Costs up to $1,000 (the "Capped Back-Up Manager Costs") and, to the extent not previously distributed, the amount of Back-Up Manager Costs outstanding on each prior Payment Date;

                  (iii) to the Manager, (A) the Management Fee and, to the extent not previously distributed, the Management Fee due on each prior Payment Date and (B) the Manager Costs up to $1,000 (the "Capped Manager Costs") and, to the extent not previously distributed, the Manager Costs outstanding on each prior Payment Date;

                  (iv) to the Servicer, (A) the Senior Servicing Fee and to the extent not previously distributed, the Senior Servicing Fee due on each prior Payment Date and (B) to the Servicer, the Servicer Costs up to $1,000 (the "Capped Services Costs") and to the extent not previously distributed, the amount of Servicer Costs outstanding on each prior Payment Date;

                  (v) to the Noteholders, interest accrued on the Notes for the related Interest Period plus any accrued interest thereon remaining unpaid from any previous Interest Period, and interest on such overdue interest to the date such payment is made, at the Note Interest Rate, but only to the extent that payment of such interest on interest shall be legally enforceable;

                  (vi) (A) prior to the Payment Date occurring in August 2012, to the Noteholders, the amount referred to in clause (i) of the definition of the term "Note Principal Payment" for such Payment Date in reduction of the Note Principal Balance of the Notes and (B) on and after the Payment Date occurring in August 2012 after giving effect to payments in respect of principal from the Liquidity Reserve Account pursuant to Section 13.2(b), all Available Funds until the Note Principal Balance of the Notes is reduced to zero;

                  (vii) to the Manager for application in accordance with Licenses all Advertising Royalties received and on deposit in the Collection Account;

                  (viii) to the Trustee, the Back-Up Manager, the Manager and the Servicer, in that order of priority, the positive difference, if any, for such Payment Date, between the Trustee Costs and the Capped Trustee Costs, the Bank-Up Manager Costs and the Capped Back-Up Manager Costs, the Manager Costs and the Capped Manager Costs and the Servicer Costs and the Capped Servicer Costs, respectively;

                  (ix) to the Liquidity Reserve Account, the Liquidity Reserve Deposit Amount, if any;

                  (x) upon the occurrence of the Renewal Trigger Event until the earliest to occur of (A) the date the Renewal Trigger Event has been cured and is no longer continuing, (B) the receipt by the Trustee and the Noteholders of a Non-Cure Notice or (C) the expiration of the Renewal Cure Period, to the Renewal Reserve Account, the Renewal Reserve Deposit Amount;

                  (xi) if amounts on deposit in the Renewal Reserve Account are withdrawn therefrom in accordance with the provisions of Section 13.5(a), such amounts shall be applied in reduction of the Candie's/Joe Boxer Note Principal Balance;

                  (xii) on each Payment Date after the Payment Date disbursement made pursuant to clause (xi) above, and prior to the date the Noteholders deliver a written notice to the Trustee stating that the Issuer has cured the Renewal Trigger Event, an amount equal to the applicable Quarterly Reserve Cap Amount shall be applied to reduce the Candie's/Joe Boxer Note Principal Balance of the Notes; provided, however, that the sum of the amounts disbursed pursuant to clause (xi) above and this clause (xii) shall not exceed $26,250,000;

                  (xiii) to the Servicer, the Junior Servicing Fee and to the extent not previously distributed, the Junior Servicing Fee due on each prior Payment Date;

                  (xiv)    to the Structuring Agent, the Structuring Fee; and

                  (xv) to the Issuer or such party as the Issuer may direct, all remaining Available Funds.

                  (b) The foregoing provisions of this Section 13.1 notwithstanding, any monies deposited in the Collection Account for purposes of redeeming Notes pursuant to Article X shall, subject to Section 11.3, remain in the Collection Account until paid for the purpose of such redemption.

         Section 13.2.  Disbursement of Monies out of the Liquidity Reserve
Account

                  (a) (i) In the event that on any Payment Date Available Funds in the Collection Account are not sufficient to make the payments specified in clauses (i) through
                           (vi) of Section 13.1(a), the Paying Agent, shall, on such Payment Date, (x) withdraw funds from the Liquidity Reserve Account, to the extent funds are available therein and (y) apply the funds so withdrawn to such payments due on such Payment Date pursuant to and in the order of clauses (i) through
                           (vi) of Section 13.1(a).

                           (ii) On each Payment Date on which the Notes are being amortized in connection with Section 13.1(a)(xi) or (xii), the Trustee shall withdraw the Liquidity Reserve Withdrawal Amount from the Liquidity Reserve Account and deposit such amount into the Collection Account.

                           (iii) In connection with a Management Transition, the Trustee shall withdraw amounts from the Liquidity Reserve Account to pay related Management Transition Expenses up to but not in excess of the Management Transition Expense Cap Amount. The Trustee shall thereupon disburse such amounts in payment of such Management Transition Expenses in accordance with a written direction of the Issuer that is approved in writing by an Act of Noteholders.

                  (b) On the Payment Date on or after which (i) the amount on deposit in the Liquidity Reserve Account, together with all other funds available to the Trustee is equal to or greater than the sum of (x) the Redemption Price of all Notes Outstanding on the next Redemption Date for which a proper Redemption Notice can be given plus (y) all other obligations of the Company under this Indenture that will be due and owing from such Payment Date through such Redemption Date, and (ii) all payments to be made on such date pursuant to Section 13.1(a) hereof have been paid or funds for their payment have been reserved and are on deposit with the Trustee, the Trustee shall, on such date, withdraw funds from the Liquidity Reserve Account and transfer them to the Collection Account to redeem all of the Notes then Outstanding pursuant to Section 10.2(b) of this Indenture. If all of the Notes have not been redeemed pursuant to the immediately preceeding sentence on or prior to the Payment Date occurring in August 2012, the Trustee shall, on such date, withdraw funds on deposit in the Liquidity Reserve Account and transfer them to the Collection Account to be allocated to the payment of the Note Principal Balance in accordance with Section 13.2(a)(vi).

                  (c) At such time as no Notes remain Outstanding and the Lien of this Indenture has been discharged in accordance with Section 5.1 hereof, upon the request of the Issuer, the Trustee shall withdraw from the Liquidity Reserve Account any excess funds remaining after payment of all other amounts required under this Indenture and remit any such excess to or at the direction of the Issuer.

         Section 13.3.  Advertising Reserve Account

                  (a) Prior to any other disbursements from the Collection Account, the Trustee shall withdraw from the Collection Account and set aside in a separate trust account which the Issuer hereby establishes with the Trustee, the "Advertising Reserve Account," the advertising and marketing expenses for advertising contributions collected from the Issuer's Licensees that, pursuant to the provisions of the applicable contract, require mandatory expense of their advertising contribution (the "Advertising Cost Reimbursement"). Any such deposit shall be based upon a written instruction from the Manager and confirmed by the Servicer in the Servicer Report. Amounts on deposit in the Advertising Reserve Account shall be paid out by the Trustee on each Payment Date as directed by the Manager in a writing that also certifies that all such amounts paid out to the Manager on the immediately preceding Payment Date have been fully applied as required.

                  (b) At such time as no Notes remain Outstanding and the Lien of this Indenture has been discharged in accordance with Section 5.1 hereof, upon the request of the Issuer, the Trustee shall withdraw from the Advertising Reserve Account any excess funds remaining after payment of all other amounts required under this Indenture and remit any such excess to or at the direction of the Issuer.

         Section 13.4.  Disbursements of Monies out of the Lockbox Account
                        --------------------------------------------------

                  Collateral funds on deposit in the Lockbox Account which are collected funds at the end of each Business Day shall be swept to and deposited in the Collection Account at such time.

         Section 13.5. Disbursement of Monies out of the Renewal Reserve Account
                       ---------------------------------------------------------


                  (a) Upon the earlier to occur of (i) receipt by the Trustee and the Noteholders of a Non-Cure Notice from the Issuer or (ii) the failure of the Issuer to have cured the Renewal Trigger Event on or before the expiration of the Renewal Cure Period, then all amounts on deposit in the Renewal Reserve Account shall be withdrawn therefrom and deposited into the Collection Account for application in accordance with Section 13.1(a)(xi).

                  (b) If the Issuer cures the Renewal Trigger Event, upon receipt by the Trustee of written notice from the Noteholders stating that such cure has been effected, provided no Event of Default shall have occurred and has not been waived, the Trustee shall withdraw funds on deposit in the Renewal Reserve Account and deposit the same in the Collection Account.

         Section 13.6. Disbursement of Monies out of Prepaid Fee and Royalty Account

                  (a) On each Payment Date, the Trustee, shall (x) withdraw any Nonrecurring Release Amounts and the Prepaid Release Amounts from the Prepaid Fee and Royalty Account, as set forth in the Servicer's report, to the extent funds are available therein, and (y) deposit such funds in the Collection Account for application to payments due on such Payment Date in accordance with
Section 13.1(a).

                  (b) At such time as no Notes remain Outstanding, all amounts due under this Indenture have been paid and the Lien of this Indenture has been discharged in accordance with Section 5.1 hereof, upon the request of the Issuer, the Trustee shall withdraw from the Prepaid Fee and Royalty Account any excess funds remaining after payment of all other amounts required under this Indenture and remit any such excess to or at the direction of the Issuer.

         Section 13.7  Disbursement of Monies out of the JNCO Escrow Account
                       -----------------------------------------------------

                  (a) Provided that no Event of Default has occurred and is continuing and if the JNCO Acquisition Date occurs on or before November 15, 2005, the Trustee upon notice from the Issuer setting forth the JNCO Escrow Withdrawal Amount shall withdraw such amount from the JNCO Escrow Account and remit such amount to Iconix on the JNCO Acquisition Date.

                  (b) If, (i) there are funds remaining on the JNCO Escrow Account after the withdrawal has been made pursuant to clause (a) above, (ii) the JNCO Acquisition Date does not occur on or prior to November 15, 2005 or
(iii) the Issuer advises the Trustee and the Noteholders that such transactions are no longer contemplated by the Issuer, then, in any such event, the Trustee shall withdraw the remaining funds on deposit in the JNCO Escrow Account and apply the same in redemption of the Notes as provided in Section 10.2(c).

         Section 13.8.  Eligible Investments

                  Upon an Issuer Order, the Trustee shall invest the funds in the Collection Account, the Lockbox Account, the Revenue Reduction Account, the Liquidity Reserve Account, the Renewal Reserve Account, the JNCO Escrow Account and the Prepaid Fee and Royalty Account and in Eligible Investments; provided, however, that, unless the Issuer and the Trustee shall receive an opinion of counsel selected by the Issuer to the effect that the limitation is not necessary for the Issuer to avoid registration under the Investment Company Act, at no time may the Issuer allow the total aggregate principal amount of the Tested Securities to exceed the Investment Company Act Limit. In the event, at the close of each Business Day, the Trustee has not received an Issuer Order, or is not in possession of a standing Issuer Order, the Trustee may invest such funds in the type of Eligible Investment specified in clause (i) or clause (v) of the definition of Eligible Investments. No Eligible Investment shall mature later than the Business Day preceding the next following Payment Date.

                  Any income or other realized gain from Eligible Investments in the Collection Account, the Liquidity Reserve Account, the Revenue Reduction Account, the Renewal Reserve Account, the JNCO Escrow Account or the Prepaid Fee and Royalty Account shall be transferred and credited to the Collection Account. The Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this Section 13.8.

                  The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any Eligible Investment prior to its stated maturity or the failure of the Issuer to provide timely written investment direction.

                                   ARTICLE XIV

               COVENANTS OF IP HOLDINGS AND MANAGEMENT CORPORATION

         Section 14.1.  Continued Existence; Organizational Documents

                  IP Holdings and Management Corporation ("IPHM") shall keep in full effect its existence, rights and franchises as a special purpose corporation under the laws of the State of Delaware, shall operate in accordance with, and subject to the limitations set forth in, its Organizational Documents and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which the failure to be so qualified shall have a material adverse effect on IPHM.

         Section 14.2.  Negative Covenant

                  IPHM shall not amend its Organizational Documents without receiving approval thereof by Act of the Noteholders (which may not be unreasonably withheld).

         Section 14.3.  No Bankruptcy Petition.

                  The Trustee and the Noteholders by entering into this Agreement covenants and agrees that, prior to the date which is one year and one day after the payment in full of the Notes, it will not institute against, or join any other Person in instituting, against IPHM, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law.

         IN WITNESS WHEREOF, the Issuer and Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


            IP HOLDINGS LLC, as Issuer

            By:  IP Holdings and Management Corporation,
                 as Manager

            By: /s/ Warren Clamen
            Name: Warren Clamen
            Title: President



            ILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Trustee


            By: /s/ Charlesse L. Rodgers
                -------------------------
            Name:  Charlsse L. Rodgers
            Title:     Vice Presiden

         IN WITNESS WHEREOF, IP Holdings and Management Corporation hereby joined this Indenture but solely for purposes of Article XIV of this Indenture in consideration of the benefit to be derived by the Issuer and therefore IP Holdings and Management Corporation, which is the Manager of the Issuer, from this Indenture and the issuance and sale of the Notes.

             IP HOLDINGS AND MANAGEMENT CORPORATION


             By:/s/ Warren Clamen
                ------------------
             Name: Warren Clamen
             Title: President

                    LIST OF OMITTED APPENDICES AND EXHIBITS



1. APPENDIX A - DEFINITIONS

2. EXHIBIT A - FORM OF ASSIGNMENT OF NOTE

3. EXHIBIT B - FORM OF SERVICER'S REPORT

4. EXHIBIT C - FORM OF INVESTMENT LETTER

5. EXHIBIT D - SUBSTITUTE FORM W-9

6. EXHIBIT E - ASSETS

                EXHIBIT E-1: Trademarks
                EXHIBIT E-1A: Registered Trademarks
                EXHIBIT E-1B: Unregistered Trademarks
                EXHIBIT E-1C: Additional Registrations and Pending Applications EXHIBIT E-2: Licenses
                EXHIBIT E-3: Copyrights
                EXHIBIT E-4: Patents
                EXHIBIT E-5: Pending Intent-to-Use Applications

7. EXHIBIT F - CLAIMS